EXHIBIT 4.4




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                                    INDENTURE


                                      among


                               FOSTER WHEELER LTD.

                                 As the Company


                               FOSTER WHEELER LLC

                                As the Guarantor

                                       and


                           BNY MIDWEST TRUST COMPANY,


                                   as Trustee


                  6.50% CONVERTIBLE SUBORDINATED NOTES DUE 2007



                            Dated as of May 31, 2001



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


                             CROSS-REFERENCE TABLE*

Trust Indenture                                                       Indenture
Act Section                                                            Section
-----------                                                          -----------
310(a)(1)........................................................           5.11
     (a)(2)......................................................           5.11
     (a)(3)......................................................            N/a
     (a)(4)......................................................            N/a
     (a)(5)......................................................           5.11
     (b)......................................................... 5.3; 5.5; 5.11
     (c).........................................................            N/a
311(a)...........................................................           5.12
     (b).........................................................           5.12
     (c).........................................................            N/a
312(a)...........................................................           2.10
     (b).........................................................           15.3
     (c).........................................................           15.3
313(a)...........................................................            5.7
     (b)(1)......................................................            n/a
     (b)(2)......................................................            5.7
     (c).........................................................      5.7; 15.2
     (d).........................................................            5.7
314(a)(1), (2), (3)..............................................      9.4; 15.6
     (a)(4)...................................................... 9.4; 9.5; 15.6
     (b).........................................................            N/a
     (c)(1)......................................................           13.5
     (c)(2)......................................................           13.5
     (c)(3)......................................................            N/a
     (d).........................................................            N/a
     (e).........................................................           15.6
     (f).........................................................            N/a
315(a)...........................................................         5.1(a)
     (b).........................................................      5.6; 15.2
     (c).........................................................         5.1(b)
     (d).........................................................         5.1(c)
     (e).........................................................           4.14
316(a)(last sentence)............................................           2.13
     (a)(1)(A)...................................................            4.5
     (a)(1)(B)...................................................            4.4

     (a)(2)......................................................            N/a
     (b).........................................................            4.7
     (c).........................................................            7.4
317(a)(1)........................................................            4.8
     (a)(2)......................................................            4.9
     (b).........................................................            2.5
318(a)...........................................................           15.1
     (b).........................................................            N/a
     (c).........................................................           15.1
------------------
"n/a" means not applicable.

* This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                           Page

Article I  DEFINITIONS AND INCORPORATION BY REFERENCE..........................1
   Section 1.1    Definitions..................................................1
   Section 1.2    Incorporation by Reference of Trust Indenture Act...........14
   Section 1.3    Rules of Construction.......................................15

Article II  THE SECURITIES....................................................15
   Section 2.1    Title and Terms.............................................15
   Section 2.2    Form of Securities..........................................17
   Section 2.3    Legends.....................................................17
   Section 2.4    Execution, Authentication, Delivery and
                    Dating of the Securities..................................23
   Section 2.5    Registrar and Paying Agent..................................23
   Section 2.6    Paying Agent to Hold Assets in Trust........................24
   Section 2.7    General Provisions Relating to Transfer and Exchange........24
   Section 2.8    Book-Entry Provisions for the Global Securities.............25
   Section 2.9    Special Transfer Provisions.................................27
   Section 2.10   Holder Lists................................................29
   Section 2.11   Persons Deemed Owners.......................................29
   Section 2.12   Mutilated, Destroyed, Lost or Stolen Securities.............29
   Section 2.13   Treasury Securities.........................................30
   Section 2.14   Temporary Securities........................................30
   Section 2.15   Cancellation................................................31
   Section 2.16   CUSIP Numbers...............................................31
   Section 2.17   Defaulted Interest..........................................31

Article III  SATISFACTION AND DISCHARGE.......................................32
   Section 3.1    Satisfaction and Discharge of Indenture.....................32
   Section 3.2    Deposited Monies to be Held in Trust........................33
   Section 3.3    Return of Unclaimed Monies..................................33

Article IV  DEFAULTS AND REMEDIES.............................................34
   Section 4.1    Events of Default...........................................34
   Section 4.2    Acceleration of Maturity; Rescission and Annulment..........35
   Section 4.3    Other Remedies..............................................36
   Section 4.4    Waiver of Past Defaults.....................................36
   Section 4.5    Control by Majority.........................................37
   Section 4.6    Limitation on Suit..........................................37
   Section 4.7    Unconditional Rights of Holders to Receive
                    Payment and to Convert....................................38
   Section 4.8    Collection of Indebtedness and Suits for
                    Enforcement by the Trustee................................38
   Section 4.9    Trustee May File Proofs of Claim............................38
   Section 4.10   Restoration of Rights and Remedies..........................39
   Section 4.11   Rights and Remedies Cumulative..............................39
   Section 4.12   Delay or Omission Not Waiver................................40
   Section 4.13   Application of Money Collected..............................40
   Section 4.14   Undertaking for Costs.......................................40

                                                                            Page

   Section 4.15   Waiver of Stay or Extension Laws............................41

Article V  THE TRUSTEE....................................................... 41
   Section 5.1    Certain Duties and Responsibilities.........................41
   Section 5.2    Certain Rights of Trustee...................................43
   Section 5.3    Individual Rights of Trustee................................44
   Section 5.4    Money Held in Trust.........................................44
   Section 5.5    Trustee's Disclaimer........................................44
   Section 5.6    Notice of Defaults..........................................44
   Section 5.7    Reports by Trustee to Holders...............................44
   Section 5.8    Compensation and Indemnification............................45
   Section 5.9    Replacement of Trustee......................................45
   Section 5.10   Successor Trustee by Merger, Etc............................46
   Section 5.11   Corporate Trustee Required; Eligibility.....................46
   Section 5.12   Collection of Claims Against the Company....................47

Article VI  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..............47
   Section 6.1    Company and Guarantor May Consolidate, Etc.,
                    Only on Certain Terms.....................................47
   Section 6.2    Successor Corporation Substituted...........................48

Article VII  AMENDMENTS, SUPPLEMENTS AND WAIVERS..............................49
   Section 7.1    Without Consent of Holders of Securities....................49
   Section 7.2    With Consent of Holders of Securities.......................50
   Section 7.3    Compliance with Trust Indenture Act.........................51
   Section 7.4    Revocation of Consents and Effect of Consents or Votes......51
   Section 7.5    Notation on or Exchange of Securities.......................51
   Section 7.6    Trustee to Sign Amendment, Etc..............................52

Article VIII  MEETING OF HOLDERS OF SECURITIES................................52
   Section 8.1    Purposes for Which Meetings May Be Called...................52
   Section 8.2    Call Notice and Place of Meetings...........................52
   Section 8.3    Persons Entitled to Vote at Meetings........................53
   Section 8.4    Quorum; Action..............................................53
   Section 8.5    Determination of Voting Rights; Conduct and
                    Adjournment of Meetings...................................54
   Section 8.6    Counting Votes and Recording Action of Meetings.............54

Article IX  COVENANTS.........................................................55
   Section 9.1    Payment of Principal, Premium and Interest..................55
   Section 9.2    Maintenance of Offices or Agencies..........................55
   Section 9.3    Corporate Existence.........................................56
   Section 9.4    Reports.....................................................56
   Section 9.5    Compliance Certificate......................................56
   Section 9.6    Resale of Certain Securities................................57

Article X  REDEMPTION OF SECURITIES...........................................57
   Section 10.1   Optional Redemption.........................................57
   Section 10.2   Notice to Trustee...........................................58
   Section 10.3   Selection of Securities to Be Redeemed......................58

                                                                            Page

   Section 10.4   Notice of Redemption........................................58
   Section 10.5   Effect of Notice of Redemption..............................59
   Section 10.6   Deposit of Redemption Price.................................60
   Section 10.7   Securities Redeemed in Part.................................60

Article XI  REPURCHASE AT THE OPTION OF A HOLDER..............................60
   Section 11.1   Repurchase Rights...........................................60
   Section 11.2   Notices; Method of Exercising Repurchase Right, Etc.........61

Article XII  CONVERSION OF SECURITIES.........................................63
   Section 12.1   Conversion Right and Conversion Price.......................63
   Section 12.2   Exercise of Conversion Right................................64
   Section 12.3   Fractions of Common Shares..................................65
   Section 12.4   Adjustment of Conversion Price..............................65
   Section 12.5   Notice of Adjustments of Conversion Price...................74
   Section 12.6   Notice Prior to Certain Actions.............................74
   Section 12.7   Company to Reserve Common Shares............................75
   Section 12.8   Covenant as to Common Shares................................75
   Section 12.9   Taxes on Conversions........................................75
   Section 12.10  Cancellation of Converted Securities........................76
   Section 12.11  Effect of Reclassification, Consolidation, Merger or Sale...76
   Section 12.12  Responsibility of Trustee for Conversion Provisions.........77

Article XIII  GUARANTEE.......................................................77
   Section 13.1   Guarantee...................................................78
   Section 13.2   Execution and Delivery of Guarantee.........................79
   Section 13.3   Guarantee Obligations Subordinated to
                  Guarantor Senior Debt.......................................80
   Section 13.4     Payment Over of Proceeds upon Dissolution, etc.,
                  of the Guarantor............................................80
   Section 13.5     Suspension of Guarantee Obligations When
                  Guarantor Senior Debt in Default............................81
   Section 13.6   Waiver of Subrogation.......................................82
   Section 13.7   Guarantee Subordination Provisions Solely To
                    Define Relative Rights....................................82
   Section 13.8   Trustee To Effectuate Subordination of
                    Guarantee Obligations.....................................83
   Section 13.9   No Waiver of Guarantee Subordination Provisions.............83
   Section 13.10  Guarantor To Give Notice to Trustee.........................84
   Section 13.11  Reliance on Judicial Order or Certificate of Liquidating
                    Agent Regarding Dissolution, etc., of Guarantor...........85
   Section 13.12  Rights of Trustee as a Holder of Guarantor Senior Debt;
                    Preservation of Trustee's Rights..........................85
   Section 13.13  Article Thirteen Applicable to Paying Agents................85
   Section 13.14  No Suspension of Remedies Subject to Rights of
                    Holders of Guarantor Senior Debt..........................85

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                                                                            Page

   Section 13.15  Trustee's Relation to Guarantor Senior Debt.................86
   Section 13.16  Subrogation.................................................86


Article XIV  SUBORDINATION OF NOTES...........................................87
   Section 14.1   Notes Subordinate to Senior Debt............................87
   Section 14.2   Payment Over of Proceeds upon Dissolution, etc..............87
   Section 14.3   Suspension of Payment When Designated Senior Debt
                    is in Default.............................................88
   Section 14.4   Trustee's Relation to Senior Debt...........................89
   Section 14.5   Subrogation to Rights of Holders of Senior Debt.............89
   Section 14.6   Provisions Solely To Define Relative Rights.................90
   Section 14.7   Trustee To Effectuate Subordination.........................90
   Section 14.8   No Waiver of Subordination Provisions.......................91
   Section 14.9   Notice to Trustee...........................................91
   Section 14.10  Reliance on Judicial Order or Certificate of
                    Liquidating Agent.........................................92
   Section 14.11  Rights of Trustee as a Holder of Senior Debt;
                    Preservation of Trustee's Rights..........................92
   Section 14.12  Article Applicable to Paying Agents.........................92
   Section 14.13  No Suspension of Remedies...................................93

Article XV  OTHER PROVISIONS OF GENERAL APPLICATION...........................93
   Section 15.1   Trust Indenture Act Controls................................93
   Section 15.2   Notices.....................................................93
   Section 15.3   Communication by Holders with Other Holders.................94
   Section 15.4   Acts of Holders of Securities...............................94
   Section 15.5   Certificate and Opinion as to Conditions Precedent..........95
   Section 15.6   Statements Required in Certificate or Opinion...............96
   Section 15.7   Effect of Headings and Table of Contents....................96
   Section 15.8   Successors and Assigns......................................96
   Section 15.9   Separability Clause.........................................96
   Section 15.10  Benefits of Indenture.......................................96
   Section 15.11  Section Governing Law.......................................96
   Section 15.12  Submission to Jurisdiction; Consent to Service; Waivers.....97
   Section 15.13  Counterparts................................................97
   Section 15.14  Legal Holidays..............................................97
   Section 15.15  Recourse Against Others.....................................97

EXHIBITS

EXHIBIT A:.............................................Form of Security      A-1
EXHIBIT B:.............................................Form of Guarantee     B-1

          INDENTURE, dated as of May 31, 2001, among (i) Foster Wheeler Ltd., a company duly organized and existing under the laws of Bermuda, having its principal office at Perryville Corporate Park, Clinton, New Jersey 08809-4000 (the "Company"), (ii) Foster Wheeler LLC, a Delaware limited liability company having its principal office at Perryville Corporate Park, Clinton, New Jersey 08809-4000 (the "Guarantor"), and (iii) BNY Midwest Trust Company, an Illinois banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), having its principal corporate trust office at Corporate Trust
Division 2 North LaSalle Street, Chicago, IL 60602, attn: Corporate Trust Administration.


                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 6.50% Convertible Subordinated Notes due 2007 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid and legally binding agreement of the Company, in accordance with their and its terms, have been done.



                            RECITALS OF THE GUARANTOR

          The Guarantor has duly authorized the execution and delivery of this Indenture to provide, with respect to each Security issued hereunder, the Guarantee provided for herein.

          All things necessary to constitute this Indenture and the Guarantee herein a valid and legally binding agreement of the Guarantor, in accordance with their terms, have been done.



                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    Article I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1  Definitions.

          For all purposes of this Indenture and the Securities, the following terms are defined as follows:

          "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 15.4(a).

          "Additional  Amounts" means all amounts,  if any,  payable pursuant to
     Section 3 of the Registration Rights Agreement.

          "Adjusted Interest Rate" means, with respect to any Reset Transaction, the rate per annum that is the arithmetic average of the rates quoted by two Reference Dealers selected by the Company as the rate at which interest on the Securities should accrue so that the fair market value, expressed in dollars, of a Security immediately after the later of:

               (1) the public announcement of such Reset Transaction; or

               (2) the public announcement of a change in dividend policy in connection with such Reset Transaction;

     will equal the average Trading Price of a Security for the 20 Trading Days preceding the date of such public announcement; provided that the Adjusted Interest Rate shall not be less than 6.50% per annum.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Members" has the meaning stated in Section 2.8.

          "Bankruptcy Law" means Chapter 11 of Title 11 of the United States Code or any similar federal or state law for the relief of debtors.

          "Board of Directors" means the board of managers of the Company or any committee of that board empowered to act for it with respect to this Indenture.

          "Board Resolution" means a resolution duly adopted by a Board of Directors or such committee of the Board of Directors as officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, a copy of which, certified by the Secretary or an Assistant Secretary of the Company, to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

          "Business Day", when used with respect to (i) any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as the case may be, are authorized or obligated by law to close, and (ii) the Trustee, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city and state in which the Corporate Trust Office is located are authorized by law to close.

          "Change of Control" means the occurrence of any of the following after the original issuance of the Securities:

               (3) the acquisition by any Person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions of shares of the Company's capital stock entitling that Person to exercise 50% or more of the total voting power of all shares of the Company's capital stock entitled to vote generally in elections of directors, other than any acquisition by the Company, any of its subsidiaries, or any of its employee benefit plans (except that such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); or

               (4) the first day on which a majority of the members of the board of directors of the Company are not continuing directors or directors nominated by continuing directors; or

               (5) any consolidation or merger of the Company with or into any other Person, any merger of another Person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the properties and assets of the Company to another Person, other than in each case (i) any such transaction (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company and
          (y) pursuant to which holders of capital stock of the Company immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors of the continuing or surviving Person immediately after such transaction; or (ii) any merger solely for the purpose of changing the jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of common shares solely into shares of common shares of the surviving entity.

     provided, however, that a Change of Control shall not be deemed to have occurred if (A) at least 90% of the consideration in the transaction or transactions constituting a Change of Control consists of securities traded or to be traded immediately following such Change of Control on a U.S. national securities exchange or the Nasdaq National Market and, as a result of such transaction or transactions, the Securities become convertible solely into such securities; or (B) the Trading Price per share of Common

     Shares for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control, in the case of a Change of Control described in clause (1) of this definition of Change of Control, or the period of 10 consecutive Trading Days ending immediately before the Change of Control, in the case of a Change of Control described in clause
     (2) of this definition of Change of Control, shall equal or exceed 110% of the Conversion Price of the Securities in effect on each such Trading Day.

     As used in this definition, the term "beneficial ownership" shall have the same meaning as such term has in Rule 13d-3 promulgated by the SEC under the Exchange Act, and the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

          "Clearstream" means Clearstream Banking, societe anonyme (formerly Cedelbank).

          "Closing Date" means May 31, 2001 or such later date on which the Securities may be delivered pursuant to the Purchase Agreement.

          "Common Shares" means any and all equity securities of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company; provided, however, that shares issuable on conversion of Securities shall include only common shares, $1.00 par value, of the Company or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Notice" has the meaning specified in Section 11.2.

          "Company Order" means a written order signed in the name of the Company by both (1) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or the Assistant Secretary of the Company, and delivered to the Trustee.

          "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article 12.

          "Conversion Price" has the meaning specified in Section 12.1.

          "Corporate Trust Office" means for purposes of presentation or surrender of Securities for payment, registration, transfer, exchange or conversion or for service of notices or demands upon the Company or for any other purpose of this Indenture, the office of the Trustee located in Chicago, Illinois at which at any particular time its corporate trust business shall be administered (which at the date of this Indenture is located at Chicago, Illinois).

          "corporation" means corporations, associations, limited liability companies, companies and business trusts.

          "Current Market Price" has the meaning set forth in Section 12.4(g).

          "Custodian"  means  any  receiver,   trustee,  assignee,   liquidator,
     sequestrator or similar official under any Bankruptcy Law.

          "Default" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 2.17.

          "Depositary" means The Depository Trust Company, its nominees and their respective successors.

          "Designated Guarantor Senior Debt" means the Senior Bank Debt and other Guarantor Senior Debt permitted to be incurred the principal amount of which is $25 million or more at the time of the designation of such Senior Debt as "Designated Guarantor Senior Debt" by the Guarantor in a written instrument delivered to the Trustee.

          "Designated Senior Debt" means Senior Debt of the Company permitted to be incurred the principal amount of which is $25 million or more at the time of the designation of such Senior Debt as "Designated Senior Debt" by the Company in a written instrument delivered to the Trustee.

          "Dividend Yield" on any security for any period means the dividends paid or proposed to be paid pursuant to an announced dividend policy on such security for such period divided by, if with respect to dividends paid on such security, the average Trading Price of such security during such period and, if with respect to dividends proposed to be paid on such security, the Trading Price of such security on the effective date of the related Reset Transaction.

          "Dollar," "U.S. Dollar" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "Euroclear"  means  Euroclear  Bank  S.A/N.V.,   as  operator  of  the
     Euroclear System.

          "Event of Default" has the meaning specified in Section 4.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Expiration Time" has the meaning specified in Section 12.4(f).

          "fair market value" has the meaning set forth in Section 12.4(g).

          "Global Security" has the meaning specified in Section 2.2(b).

          "Guarantee" means the guarantee of the Guarantor endorsed on the Securities and shall include the guarantee set forth in Section 13.1.

          "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument.

          "Guarantor Senior Debt" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or termination payment with respect to or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, the Indebtedness of the Guarantor, including without limitation Indebtedness under (i) the Senior Bank Debt, (ii) Robbins Facility Debt; and (iii) the Senior Notes, whether outstanding on the date of this Indenture or subsequently created, incurred, assumed, guaranteed or in effect guaranteed by the Guarantor (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness, the instrument creating or evidencing such Indebtedness or the assumption or guarantee thereof expressly provides that the Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness ranks pari passu with or junior to the Securities; provided, however, the term "Guarantor Senior Debt" does not include (i) the Indebtedness of the Guarantor to any of its Subsidiaries, including without limitation, Indebtedness pursuant to those certain 9.00% junior subordinated notes due January 15, 2029; (ii) the guarantee of the Guarantor in respect of the 9.00% Preferred Securities of FW Preferred Capital Trust I; or (iii) any other Indebtedness of the Guarantor, which by its terms ranks junior to or pari passu with the Guarantee.

          "Holder", when used with respect to any Security, including any Global Security, means the Person in whose name the Security is registered in the Register.

          "Indebtedness" of any Person means, without duplication:

          (1) all indebtedness, obligations and other liabilities (contingent or otherwise) of that Person for borrowed money (including obligations in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, notes, notes or other instruments for the payment of money, or incurred in connection with the acquisition of any property, services or assets (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), other than any account payable or other accrued current liability or obligation to trade creditors incurred in the ordinary course of business in connection with the obtaining of materials or services;

          (2) all reimbursement obligations and other liabilities (contingent or otherwise) of that Person with respect to letters of credit, bank guarantees, bankers' acceptances, surety bonds, performance bonds or other guaranty of contractual performance;

          (3) all obligations and liabilities (contingent or otherwise) in respect of (A) leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person, and (B) any lease or related documents (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the landlord and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase the leased property;

          (4) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement;

          (5) all direct or indirect guaranties or similar agreements by that Person in respect of, and obligations or liabilities (contingent or otherwise) of that Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (1) through (4);

          (6) any indebtedness or other obligations described in clauses (1) through (4) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such
               Person,   regardless  of  whether  the
               indebtedness or other obligation secured thereby shall have been assumed by such Person; and

          (7) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (1) through (6).

          "Indemnitees" has the meaning specified in Section 5.8.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Initial Purchasers" mean Lehman Brothers Inc., Banc of America Securities LLC, and First Union Securities, Inc.

          "Interest Payment Date" means June 1 and December 1 of each year; provided, however, that if any such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day.

          "Interest Rate" means, (a) prior to the occurrence of any Reset Transaction, 6.50% per annum, and (b) following the occurrence of a Reset Transaction, the Adjusted Interest Rate related to such Reset Transaction to, but not including the effective date of any succeeding Reset Transaction.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

          "Maturity" means the date on which the principal of a Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, conversion, call for redemption, exercise of a Repurchase Right or otherwise.

          "Nasdaq National Market" means the National Association of Securities Dealers Automated Quotation National Market or any successor national securities exchange or automated over-the-counter trading market in the United States.

          "Non-payment Default" means, for purposes of Article Fourteen hereof, any default (other than a Payment Default) with respect to any Designated Senior Debt of the Company or the Guarantor pursuant to which the maturity thereof may be accelerated.

          "Officer" means, with respect to any Person. the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice President, the Secretary or any Assistant Secretary or any other officer designated by the Board of Directors serving in a similar capacity.

          "Officers' Certificate" means, with respect to the Company, a certificate signed by both (1) the Chairman of the Board, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the

     Treasurer,   any  Assistant  Treasurer,  the  Secretary  or  any  Assistant
     Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (and may include directors or employees of the Company).

          "Outstanding",  when used with respect to Securities, means, as of the
     date  of  determination,   all  Securities  theretofore  authenticated  and
     delivered under this Indenture, except Securities:

               (6) previously canceled by the Trustee or delivered to the Trustee for cancellation;

               (7) for the payment or redemption of which money in the necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;

               (8) in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

               (4) converted into Common Shares in accordance with Section 12.2.

     provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company or of any of its affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

          "Paying Agent" has the meaning specified in Section 2.5.

          "Payment Default" means any default in the payment when due (whether at Stated Maturity, by acceleration or otherwise) of principal or interest on, or of unreimbursed amounts under drawn letters of credit or fees relating to letters of credit constituting, any Senior Debt or Guarantor Senior Debt, as applicable, of the Company or the Guarantor.

          "Person"  means  any  individual,   corporation,   partnership,  joint
     venture, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Securities" means Securities issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legends as provided in Section 2.3.

          "Place of Conversion" means any city in which any Conversion Agent is located.

          "Place of Payment" means any city in which any Paying Agent is located.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.12 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Purchase Agreement" means the Purchase Agreement, dated as of May 22, 2001, between the Company and the Initial Purchasers.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Record Date" means either a Regular Record Date or a Special Record Date, as the case may be; provided that, for purposes of Section 12.4, Record Date has the meaning specified in 12.4(g).

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which such Security is to be redeemed pursuant to this Indenture.

          "Reference   Dealer"  means  a  dealer   engaged  in  the  trading  of
     convertible securities.

          "Reference Period" has the meaning set forth in Section 12.4(d).

          "Register" has the meaning specified in Section 2.5.

          "Registrar" has the meaning specified in Section 2.5.

          "Registration   Rights   Agreement"  means  the  Registration   Rights
     Agreement dated as of May 31, 2001, among the Company, the Guarantor and the Initial Purchasers.

          "Regular Record Date" for the interest on the Securities (including Additional Amounts, if any) payable means the May 15 (whether or not a Business Day) next preceding an Interest Payment Date on the June 1 and the November 15 (whether or not a Business Day) next preceding an Interest Payment Date on December 1.

          "Regulation S" means Regulation S under the Securities Act (including any successor regulation thereof), as the same may be amended from time to time.

          "Repurchase Date" has the meaning specified in Section 11.1.

          "Repurchase Price" has the meaning specified in Section 11.1.

          "Repurchase Right" has the meaning specified in Section 11.7.

          "Reset Transaction" means a merger, consolidation or statutory share exchange to which the issuer of the shares of Common Shares into which the Securities are then convertible is a party, a sale of all or substantially all the assets of that entity, a recapitalization of those shares of Common Shares or a distribution described in Section 12.4(d), after the effective date of which transaction or distribution the Securities would be convertible into:

               (9) shares of an entity the common shares of which had a Dividend Yield for the four fiscal quarters of such entity immediately preceding the public announcement of such transaction or distribution that was more than 2.5 percentage points higher then the Dividend Yield on the Common Shares for the four fiscal quarters preceding the public announcement of such transaction or distribution; or

               (10) shares of an entity that announces a dividend policy prior to the effective date of such transaction or distribution which policy, if implemented, would result in a Dividend Yield on such entity's Common Shares for the next four fiscal quarters that would result in such a 2.5 percentage points increase.

          "Responsible Officer" when used with respect to the Trustee, means any officer assigned by it to administer corporate trust matters and who shall have the direct responsibility for the administration of this Indenture.

          "Restricted  Securities"  means  the  Securities  defined  as  such in
     Section 2.3.

          "Restricted  Securities  Legend"  has the meaning set forth in Section
     2.3.

          "Robbins Facility Debt" means Indebtedness of the Guarantor under that certain Exit Funding Agreement dated as of October 15, 1999.

          "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "Rule 144A" means Rule 144A as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "SEC" means the Securities and Exchange Commission.

          "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

          "Senior Bank Debt" means Indebtedness of the Company under that certain Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001, among Foster Wheeler Corporation, the Guarantors signatory thereto, the Lenders signatory thereto, and Bank of America, N.A., as administrative agent, as amended from time to time.

          "Senior Debt" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for postpetition interest is allowable as a claim in any such proceeding) and rent payable on or termination payment with respect to or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, the Indebtedness of the Company, including without limitation, Indebtedness under (i) its guarantees in respect of the Senior Bank Debt; and (ii) its guarantee in respect of the Senior Notes, whether outstanding on the date of this Indenture or subsequently created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness, the instrument creating or evidencing such Indebtedness or the assumption or guarantee thereof expressly provides that the Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness ranks pari passu with or junior to the Securities. However, the term "Senior Debt" does not include (i) the Indebtedness of the Company to any of its subsidiaries; or (ii) any Indebtedness of the Company which by its terms ranks junior to or pari passu with the Securities.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shelf Registration Statement" has the meaning specified in the Registration Rights Agreement.

          "Senior Notes" means those certain 6.75% Notes due November 15, 2005 issued pursuant to that certain indenture, dated as of November 15, 1995 between Foster Wheeler Corporation and Harris Trust and Savings Bank.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.17.

          "Stated Maturity" means the date specified in any Security as the fixed date for the payment of principal on such Security or on which an installment of interest (including Additional Amounts, if any) on such Security is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition only, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "TIA" means the Trust  Indenture Act of 1939, as amended (15 U.S. Code
     Section 77aaa-77bbbb), as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent such amendment is applicable to this Indenture, the Trust Indenture Act of 1939, as so amended, or any successor statute.

          "Trading Day" means:

               (11) if the applicable security is listed or admitted for trading on the New York Stock Exchange, a day on which the New York Stock Exchange is open for business;

               (12) if the applicable security is not listed or admitted for trading on the New York Stock Exchange but is quoted on the Nasdaq National Market, a day on which trades may be made on the Nasdaq National Market;

               (13) if the applicable security is not so listed or admitted for trading on the New York Stock Exchange and not quoted on the Nasdaq National Market, a day on which the principal U.S. securities exchange on which the securities are listed is open for business; or

               (14) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Trading Price" of a security on any date of determination means:

               (15) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of that security (regular way) on the New York Stock Exchange on that date;

               (16) if that security is not listed on the New York Stock Exchange on that date, the closing sale price as reported on that date in the composite transactions for the principal U.S. securities exchange on which that security is listed;

               (17) if that security is not so listed on a U.S. national or regional securities exchange, the closing sale price as reported on that date by the Nasdaq National Market;

               (18) if that security is not so reported, the last price quoted by Interactive Data Corporation for that security on that date or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

               (19) if that security is not so quoted, the average of the mid-point of the last bid and ask prices for that security on that date from at least two dealers recognized as market-makers for that security selected by the Company for this purpose; or

               (20) if that security is not so quoted, the average of that last bid and ask prices for that security on that date from a dealer engaged in the trading of convertible securities selected by the Company for this purpose.

          "Transfer Agent" means any Person, which may be the Company or a Subsidiary, authorized by the Company to exchange or register the transfer of Securities.

          "Trigger Event" has the meaning specified in Section 12.4(d).

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, not in its individual capacity but solely as Trustee hereunder, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "U.S. Government Obligations" means securities that are (i) direct obligations of the U.S. for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the U.S. the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the U.S., that, in either case under clause (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

          "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          Section  1.2  Incorporation  by  Reference  of  Trust  Indenture  Act.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities;

          "indenture security holder" means a Holder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the Securities means the Company.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          Section 1.3 Rules of Construction.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with accounting principles generally accepted in the United States prevailing at the time of any relevant computation hereunder; and

          (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   Article II

                                 THE SECURITIES

     Section 2.1 Title and Terms.

          (a) The Securities shall be known and designated as the "6.50% Convertible Subordinated Notes due 2007" of the Company. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $240,000,000, except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other Securities pursuant to Section 2.7, 2.8, 2.9, 2.12, 7.5, 10.7, 11.1 or Securities converted into Common Shares pursuant to Section 12.2. The Securities shall be issuable in denominations of $1,000 or integral multiples thereof.

          (b) The Securities shall mature on June 1, 2007, unless earlier redeemed at the option of the Company pursuant to Article 10, repurchased by the Company at the option of the Holder pursuant to Article 11 or converted by the Holder pursuant to Article 12.

          (c) Interest on the Securities shall accrue from May 31, 2001 at the Interest Rate until the principal of the Securities is paid or made available for payment. Interest shall be payable semiannually in arrears on each Interest Payment Date.

          (d) Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month. For purposes of determining the Interest Rate, the Trustee may assume that a Reset Transaction has not occurred unless the Trustee has received an Officers' Certificate stating that a Reset Transaction has occurred and specifying the Adjusted Interest Rate then in effect.

          (e) A Holder of any Security at the Registrar's close of business on a Regular Record Date shall be entitled to receive interest (including Additional Amounts, if any) on such Security on the corresponding Interest Payment Date. A Holder of any Security which is converted after the close of business on a Regular Record Date and prior to the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) shall be entitled to receive interest (including Additional Amounts, if any) on the principal amount of such Security, notwithstanding the conversion of such Security prior to such Interest Payment Date. However, any such Holder which surrenders any such Security for conversion during the period beginning at the Registrar's close of business on such Regular Record Date and ending with the opening of business on the corresponding Interest Payment Date shall be required to pay the Company an amount equal to the interest (including Additional Amounts, if any) on the principal amount of such Security so converted, which is payable by the Company to such Holder on such Interest Payment Date, at the time such Holder surrenders such Security for conversion. Notwithstanding the foregoing, any such Holder which surrenders for conversion any Security which has been called for redemption by the Company in a notice of redemption given by the Company pursuant to Section 10.4 shall be entitled to receive (and retain) such interest (including Additional Amounts, if any) and need not pay the Company an amount equal to the interest (including Additional Amounts, if any) on the principal amount of such Security so converted at the time such Holder surrenders such Security for conversion.

          (f) Principal of, and premium, if any, and interest on, Global Securities shall be payable to the Depositary in immediately available funds.

          (g) Principal and premium, if any, on Physical Securities shall be payable at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest (including Additional Amounts, if any) on Physical Securities will be payable by (i) U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Register, or
(ii) upon application to the Registrar not later than the relevant Record Date by a Holder of an aggregate principal amount of Securities in excess of $5,000,000, wire transfer in immediately available funds, which application shall remain in effect until the Holder notifies, in writing, the Registrar to the contrary.

          (h) The Securities shall be redeemable at the option of the Company as provided in Article 10.

          (i) The Securities shall be repurchaseable by the Company at the option of Holders as provided in Article 11.

          (j) The Securities shall be convertible at the option of the Holders as provided in Article 12.

     Section 2.2  Form of Securities.

          (a) Except as otherwise provided pursuant to this Section 2.2, the Securities are issuable in fully registered form without coupons in substantially the form of Exhibit A hereto, with such applicable legends as are provided for in Section 2.3. The Securities are not issuable in bearer form. The terms and provisions contained in the form of Security shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. Any of the Securities may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance, or to conform to usage.

          (b) The Securities are being offered and sold by the Company pursuant to the Purchase Agreement. Securities offered and sold (i) to QIBs in accordance with Rule 144A and (ii) in reliance on Regulation S, each as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Securities in fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legends as provided in Section 2.3 (each a "Global Security" and collectively the "Global Securities"). Each Global Security shall be duly executed by the Company and authenticated and delivered by the Trustee, and shall be registered in the name of the Depositary or its nominee and retained by the Trustee, as Custodian, at its Corporate Trust Office, for credit to the accounts of the Agent Members holding the Securities evidenced thereby (or in the case of Securities held for purchasers who acquired such Securities in accordance with Regulation S, registered with the Depositary for credit to the accounts of the Agent Members then holding such Securities on behalf of Euroclear or Clearstream, as the case may be). The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as Custodian, and of the Depositary or its nominee, as hereinafter provided.

          Physical Securities acquired by QIBs in accordance with Rule 144A or in reliance on Regulation S may be exchanged for interests in Global Securities pursuant to Section 2.9(a).

     Section 2.3  Legends.

          (a) Restricted Securities Legends.

          Each Security issued hereunder shall, upon issuance, bear the legend set forth in Section 2.3(a)(i), and each certificate representing Common Shares issued upon conversion of any Security issued hereunder, shall, upon issuance, bear the legend set forth in Section 2.3(a)(ii) (each such legend, a "Restricted Securities Legend"), and such legend shall not be removed except as provided in Section 2.3(a)(iii). Each Security that bears or is required to bear the Restricted Securities Legend set forth in Section 2.3(a)(i) (together with each certificate representing Common Shares issued upon conversion of such Security that bears or is required to bear the Restricted Securities Legend set forth in Section 2.3(a)(ii), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this
Section 2.3(a) (including the Restricted Securities Legend set forth below), and the Holder of each such Restricted Security, by such Holder's acceptance thereof, shall be deemed to have agreed to be bound by all such restrictions on transfer.

          As used in Section 2.3(a), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

          (i) Restricted Securities Legend for Securities.

          Except as provided in Section 2.3(a)(iii), until two years after the original issuance date of any Security, any certificate evidencing such Security (and all Securities issued in exchange therefor or substitution thereof, other than certificates representing Common Shares, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.3(a)(ii), if applicable) shall bear a Restricted Securities Legend in substantially the following form:

          THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) (A) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OR (B) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF) PARAGRAPH (K)(2) OF RULE 902 OF REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO FOSTER WHEELER LTD. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT,
     (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A

     TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS FOSTER WHEELER LTD. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         (ii) Restricted   Securities  Legend  for  Common  Shares  Issued  Upon
     Conversion of the Securities.

          Until two years after the original issuance date of any Security, each certificate representing Common Shares issued upon conversion of such Security shall bear a Restricted Securities Legend in substantially the following form:

          THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON SHARES EVIDENCED HEREBY WAS ISSUED, (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EXCEPT (A) TO FOSTER WHEELER LTD. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
     (C) IN AN  OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH  RULE  903

     OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; (2) PRIOR TO ANY SUCH TRANSFER OTHER THAN A TRANSFER PURSUANT TO CLAUSE l(C) ABOVE, IT WILL FURNISH TO SUCH TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS FOSTER WHEELER LTD. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON SHARES EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON SHARES EVIDENCED HEREBY PURSUANT TO CLAUSE 1(C) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON SHARES EVIDENCED HEREBY WAS ISSUED. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(E) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(E) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE

     MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

          (iii) Removal of the Restricted Securities Legends.

          Each Security and certificate representing Common Shares issued upon conversion of any Security (other than a certificate representing Common Shares issued upon conversion of a Security that previously has been sold pursuant to a registration statement that has been declared effective under the Securities Act and which continues to be effective at the time of such sale) shall bear the applicable Restricted Securities Legend set forth in Section 2.3(a)(i) or 2.3(a)(ii), as the case may be, until the earlier of:

               (1) the date which is two years after the original issuance date of such Security; and

               (2) the date such Security or such Common Shares has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale).

The Holder must give notice thereof to the Trustee or any Depositary for the Common Shares, as applicable.

          In the event Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then, the references in the restrictive legends set forth above to "TWO YEARS", and in the corresponding transfer restrictions described above, the Securities and the Common Shares will be deemed to refer to such shorter period, from and after receipt by the Trustee of both an Officers' Certificate and an Opinion of Counsel in accordance with the sentence immediately following. As soon as practicable after the Company knows of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would cause a violation of, the federal securities laws applicable at the time, the Company will provide to the Trustee an Officers' Certificate and an Opinion of Counsel as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

          Notwithstanding the foregoing, the Restricted Securities Legend may be removed from any Security or any certificate representing Common Shares issued upon conversion of any Security if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security or Common Shares issued upon conversion of Securities, as the case may be, will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, at the written direction of the Company, (i) in the case of a Security, the Trustee shall authenticate and deliver in exchange for such Security another Security or Securities having an equal aggregate principal amount that does not bear such legend or (ii) in the case of a certificate representing Common Shares, the Company's transfer agent for the Common Shares shall deliver in exchange for the certificate or certificates representing such Common Shares bearing such legend, one or more new certificates representing a like aggregate number of shares of Common Shares that do not bear such legend. If the Restricted Securities Legend has been removed from a Security or certificates representing Common Shares issued upon conversion of any Security as provided above, no other Security issued in exchange for all or any part of such Security or certificates representing Common Shares issued upon conversion of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" (or such Common Shares is a "restricted security") within the meaning of Rule 144 or Regulation S and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

          Any Security (or Security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(i) as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Registrar in accordance with the provisions of Section 2.7, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend required by Section 2.3(a)(i).

          Any certificate representing Common Shares issued upon conversion of any Security as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(ii) as set forth therein have been satisfied may, upon surrender of the certificates representing such Common Shares for exchange in accordance with the procedures of the Company's transfer agent for the Common Shares, be exchanged for a new certificate or certificates representing a like aggregate number of shares of Common Shares, which shall not bear the Restricted Securities Legend required by
Section 2.3(a)(ii).

          (b) Global Security Legend.

          Each Global Security shall also bear the following legend on the face thereof:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO FOSTER WHEELER LTD. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     Section  2.4  Execution,  Authentication,   Delivery  and  Dating  of  the
Securities.

          An Officer of the Company shall execute the Securities on behalf of the Company by manual or facsimile signature. If the Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only
evidence,   that  such  Security  has  been  duly  authenticated  and  delivered hereunder.

          The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Company with respect to the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

     Section 2.5 Registrar and Paying Agent.

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities (the "Register") and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for the Securities. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any additional registrar. The Company may change any Paying Agent or Registrar without prior notice to any Holder.

          The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums held by it for the payment of the principal of and premium, if any, or interest (including Additional Amounts, if any) on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

               (2) give the Trustee notice of any Default by the Company in the making of any payment of principal and premium, if any, or interest (including Additional Amounts, if any); and

               (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company shall give prompt written notice to the Trustee of the name and address of any Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent or Registrar; provided, however, that none of the Company, its subsidiaries or the Affiliates of the foregoing shall act:

               (4) as Paying Agent in connection with redemptions, offers to purchase and discharges, except as otherwise specified in this Indenture, and

               (5) as Paying Agent or Registrar if a Default or Event of Default has occurred and is continuing.

          The Company hereby initially appoints the Trustee as Registrar and Paying Agent for the Securities.

     Section 2.6 Paying Agent to Hold Assets in Trust.

          Not later than 10:00 a.m. (New York City time) on each due date of the principal, premium, if any, and interest (including Additional Amounts, if any) on any Securities, the Company shall deposit with one or more Paying Agents money in immediately available funds in an aggregate amount sufficient to pay the principal, premium, if any, and interest (including Additional Amounts, if any) due on such date. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money so paid over to the Trustee.

          If the Company shall act as a Paying Agent, it shall, prior to or on each due date of the principal of and premium, if any, or interest (including Additional Amounts, if any) on any of the Securities, segregate and hold in trust for the benefit of the Holders a sum sufficient with monies held by all other Paying Agents, to pay the principal and premium, if any, or interest (including Additional Amounts, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee of its action or failure to act.

     Section 2.7 General Provisions Relating to Transfer and Exchange.

          The Securities are issuable only in registered form. A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book-entry. Notwithstanding the foregoing, in the case of a Restricted Security, a beneficial interest in a Global Security being transferred in reliance on an exemption from the registration requirements of the Securities Act other than in accordance with Rule 144, Regulation S or Rule 144A may be transferred only for a Physical Security.

          When Securities are presented to the Registrar with a request to register the transfer or to exchange them for an equal aggregate principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements hereunder for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). Subject to Section 2.4, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.14, 7.5 or 10.7).

          Neither the Company nor the Registrar shall be required to exchange or register a transfer of any Securities:

               (1) for a period of 15 Business Days prior to the day of any selection of Securities for redemption under Article 10;

               (2) so selected for  redemption  or, if a portion of any Security
          is  selected  for  redemption,   the  portion  thereof   selected  for
          redemption; or

               (3) surrendered for conversion or, if a portion of any Security is surrendered for conversion, the portion thereof surrendered for conversion.

          The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 2.8  Book-Entry Provisions for the Global Securities.

          (a) The Global Securities initially shall:

               (1) be registered in the name of the Depositary (or a nominee thereof);

               (2) be delivered to the Trustee as custodian for such Depositary; and

               (3) bear the Restricted Securities Legend set forth in Section 2.3(a)(i).

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security. With respect to any Global Security deposited on behalf of the subscribers for the Securities represented thereby with the Trustee as custodian for the Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Clearstream, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream, respectively, shall be applicable to the Global Securities.

          (b) The Holder of a Global Security may grant proxies and otherwise authorize any Person, including DTC Participants and Persons that may hold interests through DTC Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary (or a nominee thereof), and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.9.

          (d) If at any time:

               (1) the Depositary notifies the Company in writing that it is no longer willing or able to continue to act as Depositary for the Global Securities, or the Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary for the Global Securities is not appointed by the Company within 90 days of such notice or cessation;

               (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Physical Securities under this Indenture in exchange for all or any part of the Securities represented by a Global Security or Global Securities; or

               (3) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary for the issuance of Physical Securities in exchange for such Global Security or Global Securities;

the Depositary shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Physical Securities in an aggregate principal amount equal to the aggregate principal amount of such Global Security or Global Securities. Such Physical Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominee thereof).

          (e) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the beneficial owners thereof pursuant to Section 2.8(d), the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interests in such Global Security to be transferred.

     Section 2.9  Special Transfer Provisions.

          Unless a Security is (i) transferred after the time period referred to in Rule 144(k) under the Securities Act or (ii) sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale), the following provisions shall apply to any sale, pledge or other transfer of Securities:

          (a) Transfer of Securities to a QIB or to a Non-U.S. Person in Accordance with Regulation S.

          The following provisions shall apply with respect to the registration of any proposed transfer of Securities to (x) a QIB or (y) a Non-U.S. Person in Accordance with Regulation S:

          (i) If the Securities to be transferred consist of a beneficial interest in the Global Securities, the transfer of such interest may be effected only through the book-entry systems maintained by Euroclear and Clearstream, if applicable, and the Depositary.

          (ii) If the Securities to be transferred consist of Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating (or has otherwise advised the Company and the Registrar in writing) that the sale has been made:

          (A) in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating or has otherwise advised the Company and the Registrar in writing that:

               (1) it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

               (2) it and any such account is a QIB within the meaning of Rule 144A;

               (3) it is aware that the sale to it is being made in reliance on Rule 144A;

               (4) it acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

               (5) it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A, or

          (B) in compliance with Regulation S to a transferee who has signed a certification provided for on the form of Security stating (or has otherwise advised the Company and the Registrar in writing) that it is not a "U.S. person" as defined in Regulation S.

          In addition, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Securities in an amount equal to the aggregate principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

          (b)  Other Exchanges.

          In the event that Global Securities are exchanged for Securities in definitive registered form pursuant to Section 2.8 prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with the provisions of clause (a) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (c)  General.

          By its acceptance of any Security bearing the Restricted Securities Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and agrees that it will transfer such Security only as provided in this Indenture. The
     Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The Registrar shall be entitled to receive and conclusively rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may conclusively rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

          The Registrar shall retain copies of all certifications, letters, notices and other written communications received pursuant to Section 2.8 hereof or this Section 2.9 in accordance with its customary procedures for the retention of records relating to the transfer of securities. The Company shall have the right to inspect and make copies of all such certifications, letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

     Section 2.10  Holder Lists.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders relating to such Interest Payment Date or request, as the case may be.

     Section 2.11  Persons Deemed Owners.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and interest (including Additional Amounts, if any) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein.

     Section 2.12  Mutilated, Destroyed, Lost or Stolen Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there is delivered to the Company and the Trustee:

               (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

               (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon written request and in the absence of actual notice of a Responsible Officer of the Trustee that such Security has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the condition set forth in the preceding paragraph.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section 2.12 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 2.12 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

     Section 2.13  Treasury Securities.

          In determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities of which a Responsible Officer of the Trustee has actually received written notice and are so owned shall be so disregarded.

     Section 2.14  Temporary Securities.

          Pending the preparation of Securities in definitive form, the Company may execute and the Trustee shall, upon written request of the Company, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in definitive form but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in definitive form. Without unreasonable delay, the Company will execute and deliver to the Trustee Securities in definitive form (other than in the case of Securities in global form) and thereupon any or all temporary Securities (other than any such Securities in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 9.3 and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of Securities in definitive form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in definitive form authenticated and delivered hereunder.

     Section 2.15  Cancellation.

          All securities surrendered for payment, redemption, repurchase, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall dispose of canceled Securities in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition and, after such disposition, shall deliver a certificate of such disposition to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless the same are delivered to the Trustee for cancellation.

     Section 2.16  CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

     Section 2.17  Defaulted Interest.

          If the Company fails to make a payment of interest (including Additional Amounts, if any) on any Security when due and payable ("Defaulted Interest"), it shall pay such Defaulted Interest plus (to the extent lawful) any interest payable on the Defaulted Interest, in any lawful manner. It may elect to pay such Defaulted Interest, plus any such interest payable on it, to the Persons who are Holders of such Securities on which the interest is due on a subsequent Special Record Date. The Company shall notify the Trustee in writing of the amount of Defaulted

Interest proposed to be paid on each such Security. The Company shall fix any such Special Record Date and payment date for such payment. At least 15 days before any such Special Record Date, the Company shall mail to Holders affected thereby a notice that states the Special Record Date, the Interest Payment Date, and amount of such interest (and such Additional Amounts, if any) to be paid.


                                   Article III

                           SATISFACTION AND DISCHARGE

     Section 3.1  Satisfaction and Discharge of Indenture.

         When:

          (a) the Company shall deliver to the Trustee for cancellation all Securities previously authenticated (other than any Securities which have been mutilated, destroyed, lost or stolen and in lieu of, or in substitution for which, other Securities shall have been authenticated and delivered) and not previously canceled;

         or

          (b) (i) all the Securities not previously canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption;

          (i) the Company shall deposit with the Trustee, in trust, cash in U.S. dollars and/or U.S. Government Obligations which through the payment of interest and principal in respect thereof, in
               accordance   with  their   terms,   will   provide  (and  without
               reinvestment and assuming no tax liability will be imposed on such Trustee), not later than one Business Day before the due date of any payment of money, an amount in cash, sufficient, in the opinion of a firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay principal of, premium, if any, or interest (including Additional Amounts, if any) on all of the Securities (other than any Securities which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) not previously canceled or delivered to the Trustee for cancellation, on the dates such payments of principal, premium, if any, or interest (including Additional Amounts, if any) are due to such date of maturity or redemption, as the case may be;

          (ii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent in this Indenture relating to the satisfaction and discharge of the Indenture have been complied with; and

         (iii) the Company shall pay or cause to be paid all other sums payable hereunder by the Company;

then this Indenture shall cease to be of further effect (except as to:

               (1) remaining rights of registration of transfer, substitution and exchange and conversion of Securities;

               (2) rights hereunder of Holders to receive payments of principal of and premium, if any, and interest (including Additional Amounts, if any) on, the Securities and the other rights, duties and obligations of Holders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee; and

               (3) the rights, obligations and immunities of the Trustee hereunder)

and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute instruments acknowledging satisfaction of and discharging this Indenture; provided, however, that the Company shall reimburse the Trustee for all amounts due the Trustee under Section 5.8 and for any costs or expenses thereafter reasonably incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably rendered by the Trustee in connection with this Indenture or the Securities.

     Section 3.2     Deposited Monies to be Held in Trust.

          Subject to Section 3.3, all monies deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it to the payment, notwithstanding the provisions of Article 13, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the Holders of the particular Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest (including Additional Amounts, if any). All monies deposited with the Trustee pursuant to Section 3.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon written request of the Company.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charges imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 3.1 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Section 3.3  Return of Unclaimed Monies.

          The Trustee and the Paying Agent shall pay to the Company any money held by them for the payment of principal or premium, if any, or interest (including Additional Amounts, if any) that remains unclaimed for 2 years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                                   Article IV

                              DEFAULTS AND REMEDIES

     Section 4.1  Events of Default.

          An "Event of Default" with respect to the Securities occurs when any of the following occurs (whatever the reason for such Event of Default and whether it be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) the Company defaults in the payment of the principal of or premium, if any, on any of the Securities when it becomes due and payable at Maturity, upon redemption or exercise of a Repurchase Right or otherwise, whether or not such payment prohibited by the subordination provisions of this Indenture; or

          (b) the Company defaults in the payment of interest (including Additional Amounts, if any) on any of the Securities when it becomes due and payable and such default continues for a period of 30 day, whether or not such payment prohibited by the subordination provisions of this Indentures; or

          (c) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

          (d) the Company or the Guarantor fails to make any payment (whether of principal or interest and regardless of amount) in respect of any Indebtedness aggregating $15,000,000 or more, when and as the same shall become due and payable (beyond any applicable grace period expressly set forth in the governing documents), unless such Indebtedness is discharged; or any event or condition occurs that results in any such Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, unless such acceleration is waived, cured, rescinded or annulled, and such failure or such event or condition shall continue for a period of 30 days after written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

          (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or the Guarantor, in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (f) the commencement by the Company or the Guarantor, of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or the Guarantor, or the filing by the Company the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or the Guarantor, to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or the Guarantor, of an assignment for the benefit of creditors, or the admission by the Company or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company expressly in furtherance of any such action; or

          (g) the Guarantee ceases to be in full force and effect (other than as expressly provided for under this Indenture) or is declared null and void, or the Guarantor denies that it has any further liability under the Guarantee, or gives notice to such effect (other than by reason of termination of this Indenture or release of the Guarantee in accordance with this Indenture).

     Section 4.2  Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default with respect to Outstanding Securities (other than an Event of Default specified in Section 4.1(e) or 4.1(f)) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities, by written notice to the Company, may declare due and payable 100% of the principal amount of all Outstanding Securities plus any accrued and unpaid interest (including Additional Amounts, if any) to the date of payment. Upon a declaration of acceleration, such principal and accrued and unpaid interest (including Additional Amounts, if any) to the date of payment shall be immediately due and payable.

          If an Event of Default specified in Section 4.1(e) or 4.1(f) occurs, all unpaid principal and accrued and unpaid interest (including Additional Amounts, if any) on the Outstanding Securities shall become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder.

          The Holders either (a) through written notice to the Trustee of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, rescind and annul an acceleration and its consequences if:

               (1) all existing Events of Default, other than the nonpayment of principal of or interest on the Securities which have become due solely because of the acceleration, have been remedied, cured or waived, and

               (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

     Section 4.3  Other Remedies.

          If an Event of Default with respect to Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities.

          The Trustee may maintain a proceeding in which it may prosecute and enforce all rights of action and claims under this Indenture or the Securities, even if it does not possess any of the Securities or does not produce any of them in the proceeding.

     Section 4.4  Waiver of Past Defaults.

          The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, waive an existing Default or Event of Default, except a Default or Event of Default:

               (1) in the payment of the principal of or premium, if any, or interest (including Additional Amounts, if any) on any Security
          (provided, however, that subject to Section 4.7, the Holders of a majority in aggregate principal amount of the Outstanding Securities may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration); or

               (2) in respect of a covenant or  provision  hereof  which,  under
          Section 7.2, cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 4.5  Control by Majority.

          The Holders of a majority in aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that:

               (1) conflicts with any law or with this Indenture;

               (2) the Trustee determines may be unduly prejudicial to the rights of the Holders not joining therein; or

               (3) may expose the Trustee to personal liability.

          The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 4.6  Limitation on Suit.

          No Holder of any Security shall have any right to pursue any remedy with respect to this Indenture or the Securities (including, instituting any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee) unless:

               (1) such Holder has previously given written notice to the Trustee of an Event of Default that is continuing;

               (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to pursue the remedy;

               (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against any costs, expenses and liabilities incurred in complying with such request;

               (4) the Trustee has failed to comply with the request for 60 days after its receipt of such notice, request and offer of indemnity; and

               (5) during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority in aggregate principal amount of the Outstanding Securities (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

provided, however, that no one or more of such Holders may use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over another Holder.

     Section 4.7 Unconditional Rights of Holders to Receive Payment and to Convert.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and interest (including Additional Amounts, if any) on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date, or in the case of the exercise of a Repurchase Right, on the Repurchase Date) and to convert such Security in accordance with Article 12, and to bring an action for the enforcement of any such payment on or after such respective dates and such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

     Section 4.8 Collection of Indebtedness and Suits for Enforcement by the Trustee.

          The Company covenants that if an Event of Default described in Sections 4.1(a) or 4.1(b) occurs with respect to any Securities, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable (as expressed therein or as a result of any acceleration effected pursuant to Section 4.2) on such Securities for principal and premium, if any, and interest (including Additional Amounts, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest (including Additional Amounts, if any), calculated using the Interest Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 4.9  Trustee May File Proofs of Claim.

          In case of the pendency of any receivership,  insolvency, liquidation,
bankruptcy,  reorganization,   arrangement,  adjustment,  composition  or  other
judicial  proceeding  relative to the

Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including Additional Amounts, if any)) shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (1) to file and prove a claim for the whole amount of principal and premium, if any, and interest (including Additional Amounts, if any) owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, advances and indemnification, of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding; and

               (2) to collect and receive any monies or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 5.8.

          Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

     Section 4.10  Restoration of Rights and Remedies.

          If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 4.11  Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.12, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 4.12  Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

     Section 4.13  Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest (including Additional Amounts, if any), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee;

          SECOND: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest (including Additional Amounts, if any) on the Securities, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and premium, if any, and interest (including Additional Amounts, if any), respectively; and

          THIRD: Any remaining amounts shall be repaid to the Company.

     Section IV.14  Undertaking for Costs.

          The parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or premium, if any, or interest (including Additional Amounts, if any) on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date, or in the case of the exercise of a Repurchase Right, on or after the Repurchase Date) or for the enforcement of the right to convert any Security in accordance with
Article 12. For avoidance of doubt, the parties to this Indenture hereby confirm that this Section 4.14 shall be of no force and effect as against the Trustee.

     Section 4.15  Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    Article V

                                   THE TRUSTEE

     Section 5.1  Certain Duties and Responsibilities.

          (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

          (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates or opinions to determine whether or not, on their face, they conform to the requirements to this Indenture (but need not investigate or confirm the accuracy of any facts stated therein).

          (c) In case an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) This paragraph (c) shall not be construed to limit the effect of paragraph (a) or (b) of this Section 5.1;

               (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (e) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 5.1.

          (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee may refuse to perform any duty or exercise any right or power, whether requested by the Company, the Holders or any other Person, unless it receives indemnity satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees of counsel).

          (g) The Trustee shall not be obligated to pay interest on any money or other assets received by it unless otherwise agreed in writing with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of Indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

          (i) The Trustee shall not be deemed to have notice or actual knowledge of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact a Default is received by the Trustee pursuant to Section 15.2 and such notice references the Securities and this Indenture.

          (j) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent, authenticating agent, Conversion Agent or Registrar acting hereunder.

          (k) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 5.2  Certain Rights of Trustee.

          Subject to the provisions of Section 5.1 and subject to Section 315(a) through (d) of the TIA:

               (1) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

               (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

               (3) The Trustee may act through attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

               (4) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith which it believed to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

               (5) The Trustee may consult with counsel of its selection and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

               (6) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

               (7) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

     Section 5.3  Individual Rights of Trustee.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 310(b) of the TIA), it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any agent may do the same with like rights and duties. The Trustee is also subject to Sections 5.11 and 5.12.

     Section  V.4  Money  Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed with the Company.

     Section 5.5  Trustee's Disclaimer.

          The recitals contained herein and in the Securities (except for those in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     Section 5.6  Notice of Defaults.

          Within 90 days after the occurrence of any Default or Event of Default hereunder of which a Responsible Officer of the Trustee has received written notice, the Trustee shall give notice to Holders pursuant to Section 15.2, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of or premium, if any, or interest (including Additional Amounts, if any), or in the payment of any redemption or repurchase obligation on any Security, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

     Section 5.7  Reports by Trustee to Holders.

          The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA.

          A copy of each report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any, on which the Securities are listed. The Company shall promptly notify the Trustee if the Securities become listed on any stock exchange or delisted therefrom.

     Section 5.8  Compensation and Indemnification.

          The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law. The Company also covenants to indemnify the Trustee and its officers, directors, employees and agents (collectively, the "Indemnitees") for, and to hold such Persons harmless against, any loss, liability or expense incurred by them, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the costs and expenses of defending themselves against or investigating any claim of liability in the premises, except to the extent that any such loss, liability or expense was due to the negligence or willful misconduct of the Indemnitees. The obligations of the Company under this Section 5.8 to compensate and indemnify the Indemnitees and to pay or reimburse such Persons for expenses, disbursements and advances shall constitute additional Indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional Indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. "Trustee" for purposes of this Section 5.8 shall include any predecessor Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

     Section 5.9  Replacement of Trustee.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.9.

          The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of at least a majority in aggregate principal amount of Outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company must remove the Trustee if:

          (i) the Trustee fails to comply with Section 5.10 or Section 310 of the TIA;

         (ii)  the Trustee becomes incapable of acting;

        (iii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; or

         (iv) Custodian or public officer takes charge of the Trustee or its property.

          If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee. Within one year after the successor Trustee takes office, the Holders of at least a majority in aggregate principal amount of Outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          Any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 5.10.

          If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as the case may be, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

          A  successor  Trustee  shall  deliver  a  written  acceptance  of  its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall issue a notice of the successor Trustee's succession to the Holders. Upon payment of its charges, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject nevertheless to its lien, if any, provided for in
Section 5.8. Notwithstanding replacement of the Trustee pursuant to this Section 5.9, the Company's obligations under Section 5.8 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

     Section 5.10  Successor Trustee by Merger, Etc.

          Subject to Section 5.11, if the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another Person, corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to the Securities.

     Section 5.11  Corporate Trustee Required; Eligibility.

          The Trustee shall at all times satisfy the requirements of Section 310(a)(1), (2) and (5) of the TIA. The Trustee shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall at all times have), a combined capital and surplus of at least $25 million as set forth in its (or its related bank holding company's) most recent published annual report of condition. The Trustee is subject to
Section 310(b) of the TIA.

     Section 5.12  Collection of Claims Against the Company.

          The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                   Article VI

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     Section 6.1 Company and Guarantor May Consolidate, Etc., Only on Certain Terms.

          (a) Without the consent of the Holders, the Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

               (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and validly existing under the laws of (i) the United States of America, (ii) any State thereof (iii) the District of Columbia or (iv) Bermuda;

               (2) in the event that the entity surviving such transaction or transferee entity is not the Company, such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any and interest (including Additional Amounts, if any), on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.11;

               (3) at the time of consummation of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

               (4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          (b) Without the consent of the Holders, the Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

               (1) the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation, partnership or trust organized and validly existing under the laws of (i) the United States of America, (ii) any State thereof (iii) the District of Columbia or (iv) Bermuda;

               (2) in the event that the entity surviving such transaction or transferee entity is not the Guarantor, such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any and interest (including Additional Amounts, if any), on all the Securities and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

               (3) at the time of consummation of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

               (4) the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 6.12  Successor Corporation Substituted.

          Upon any consolidation or merger by the Company or the Guarantor with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety to any Person, in accordance with Section 6.1, the successor corporation formed by such consolidation or into which the Company or Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Company or Guarantor herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   Article VII

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

     Section 7.1   Without    Consent   of   Holders   of   Securities.

          Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may jointly amend this Indenture and the Securities to:

          (a) add to the covenants of the Company for the benefit of the Holders of Securities;

          (b) surrender any right or power herein conferred upon the Company;

          (c) provide for the conversion rights of Holders of Securities pursuant to Article 12 if any reclassification or change of the Common Shares or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

          (d) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6;

          (e) reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such reduction);

          (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

          (g) make any changes or modifications to this Indenture necessary in connection with the registration of any Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (g) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

          (h) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company and the Trustee may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause
(h) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect; or

          (i) add or modify any other provisions with respect to matters or questions arising under this Indenture which the Company and the Trustee may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (i) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect.

     Section 7.2  With Consent of Holders of Securities.

          Except as provided below in this Section 7.2, this Indenture or the Securities may be amended or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority in aggregate principal amount of the Outstanding Securities represented at such meeting.

          Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section 7.2 may not:

               (A) change the Maturity of the principal of, or any installment of interest (including Additional Amounts, if any) on, any Security;

               (B) reduce the principal amount of, or premium, if any, on any Security;

               (C) reduce the Interest Rate or interest (including Additional Amounts, if any) on any Security;

               (D) change the currency of payment of principal of, premium, if any, or interest (including Additional Amounts, if any) on any Security;

               (E) impair the right of any Holder to institute suit for the enforcement of any payment on or with respect to any Security;

               (F) modify the obligation of the Company to maintain an office or agency in The City of New York pursuant to Section 9.2;

               (G) except as permitted by Section 12.11, adversely affect the Repurchase Right or the right to convert any Security as provided in
          Article 12;

               (H)  modify  the   provisions  in  Article  10  relating  to  the
          redemption of the Securities in a manner adverse to the Holders of Securities;

               (I) modify the provisions in Article 13 relating to the Guarantee in a manner adverse to the Holders of Securities;

               (J)  modify  the   provisions  in  Article  14  relating  to  the
          subordination provisions of the Securities in a manner adverse to the Holders of Securities;

               (K) modify any of the  provisions of this  Section,  Section 4.4,
          Section 15.11 or Section 15.12, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

               (L) reduce the requirements of Section 8.4 for quorum or voting, or reduce the percentage in aggregate principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

          It shall not be necessary for any Act of Holders of Securities under this Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 7.3  Compliance with Trust Indenture Act.

          Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

     Section 7.4  Revocation of Consents and Effect of Consents or Votes.

          Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that unless a record date shall have been established, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

          An amendment, supplement or waiver becomes effective on receipt by the Trustee of written consents from or affirmative votes by, as the case may be, the Holders of the requisite percentage of aggregate principal amount of the Outstanding Securities, and thereafter shall bind every Holder of Securities; provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (a) through (j) of Section 7.2, the amendment, supplement or waiver shall bind only each Holder of a Security which has consented to it or voted for it, as the case may be, and every subsequent Holder of a Security or portion of a Security that evidences the same Indebtedness as the Security of the consenting or affirmatively voting Holder, as the case may be.

     Section 7.5  Notation on or Exchange of Securities.

          If an amendment, supplement or waiver changes the terms of a Security:

          (A) the Trustee may require the Holder of a Security to deliver such Securities to the Trustee, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated; or

          (B) if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

          Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

     Section 7.6  Trustee to Sign Amendment, Etc.

          The  Trustee  shall sign any  amendment  authorized  pursuant  to this
Article 7 if the amendment does not adversely affect in any material respect the rights, duties, liabilities or immunities of the Trustee. If the amendment does adversely affect in any material respect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign the amendment. In signing or refusing to sign such amendment, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture.

                                  Article VIII

                        MEETING OF HOLDERS OF SECURITIES

     Section 8.1  Purposes for Which Meetings May Be Called.

          A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

     Section 8.2  Call Notice and Place of Meetings.

          (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 8.1, to be held at such time and at such place in The City of New York as may be specified in accordance with this Section 8.2(a). Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 15.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 8.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this
Section 8.2.

     Section 8.3  Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 8.4  Quorum; Action.

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2(a), except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

          Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 7.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority in principal amount of Outstanding Securities represented and voting at such meeting.

          Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.


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

     Section 8.5 Determination of Voting Rights; Conduct and Adjournment of Meetings.

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 15.4 and the appointment of any proxy shall be proved in the manner specified in Section 15.4. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 15.4 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 8.2(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

          (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (d) Any  meeting of Holders of  Securities  duly  called  pursuant  to
Section 8.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

     Section 8.6  Counting Votes and Recording Action of Meetings.

          The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.2 and, if applicable, Section 8.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   Article IX

                                    COVENANTS

          Section 9.1  Payment of Principal, Premium and Interest.

          The Company will duly and punctually pay the principal of and premium, if any, and interest (including Additional Amounts, if any) in respect of the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, no later than the day of the Stated Maturity of any Security or installment of interest (including Additional Amounts, if any), all payments so due.

     Section 9.2  Maintenance of Offices or Agencies.

          The Company hereby appoints the Trustee's Corporate Trust Office, or the office or agency of the Trustee's correspondent in The City of New York, as its office in The City of New York, where Securities may be:

          (i) presented or surrendered for payment;

         (ii) surrendered for registration of transfer or exchange;

        (iii) surrendered for conversion;

and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

          The Company may at any time and from time to time vary or terminate the appointment of any such office or appoint any additional offices for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or monies sufficient to pay the principal of and premium, if any, and interest (including Additional Amounts, if any) on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 3.3, the Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with
Section 15.2, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.


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

          If at any time the Company shall fail to maintain any such required office or agency in The City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at, and notices and demands may be served on, the Corporate Trust Office of the Trustee, or the office or agency of the Trustee's correspondent in New York City.

     Section 9.3  Corporate Existence.

          Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

     Section 9.4  Reports.

          (a) The Company shall deliver to the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the SEC. The Company also shall comply with the other provisions of
Section 314(a) of the TIA.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          (b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Security designated by such Holder, as the case may be, the information, if any, required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with the resale of such Security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of the date such security was last acquired from the Company or an "affiliate" (as defined under Rule 144 under the Securities Act) of the Company.

     Section 9.5  Compliance Certificate.

          The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December
31), an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the

Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or any Default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or Default and, if so, specifying each such failure or Default and the nature thereof.

          The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

     Section 9.6  Resale of Certain Securities.

          During the period of two years after the last date of original issuance of any Securities, the Company shall not, and shall not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act) to, resell any Securities, or Common Shares issuable upon conversion of the Securities, which constitute "restricted securities" under Rule 144, that are acquired by any of them, within the United States or to "U.S. persons" (as defined in Regulation S) except pursuant to an effective registration statement under the Securities Act or an applicable exemption therefrom. The Trustee shall have no responsibility or liability in respect of the Company's performance of its agreement in the preceding sentence.

                                    Article X

                            REDEMPTION OF SECURITIES

     Section 10.1  Optional Redemption.

          At any time on or after June 1, 2004, the Company may, at its option and so long as the Trading Price of the Common Shares (multiplied by 100) equals or exceeds 120% of the then prevailing Conversion Price (as defined in Section 12.1) for at least 20 Trading Days in any consecutive 30-day trading period, including the last Trading Day of such 30-day period, ending on the Trading Day prior to the issuance of the Notice of Redemption announcing such redemption referred to in Section 10.4, redeem the Securities in whole or from time to time in part, on any date prior to maturity, upon notice as set forth in Section 10.4, at the Redemption Price (expressed as percentages of the principal amount) set forth below if redeemed on a Redemption Date occurring during the 12-month period beginning June 1 of the years indicated and ending May 31 of the following year:

               During the Twelve Months Commencing          Redemption Price
               -----------------------------------          ----------------
                          June 1, 2004                           103.90%
                          June 1, 2005                           102.60%
                          June 1, 2006                           101.30%


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

plus any interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Redemption Date.

     Section 10.2.  Notice to Trustee.

          If the Company elects to redeem Securities pursuant to the provisions of Section 10.1, it shall notify the Trustee at least 30 days prior to the intended Redemption Date of (i) such intended Redemption Date, (ii) the principal amount of Securities to be redeemed and (iii) the CUSIP numbers of the Securities to be redeemed.

     Section 10.3.  Selection of Securities to Be Redeemed.

          If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed from the Outstanding Securities by a method that complies with the requirements of any exchange on which the Securities are listed, or, if the Securities are not listed on an exchange, on a pro rata basis or by lot or in accordance with any other method the Trustee considers fair and appropriate. Securities and portions thereof that the Trustee selects shall be in amounts equal to the minimum authorized denominations for Securities to be redeemed or any integral multiple thereof.

          If any Security selected for partial redemption is converted or elected to be repurchased in part before termination of the conversion right or repurchase right with respect to the portion of the Security so selected, the converted or repurchased portion of such Security shall be deemed to be the portion selected for redemption; provided, however, that the Holder of such Security so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Security. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

          The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     Section 10.4.  Notice of Redemption.

          Notice of redemption  shall be given in the manner provided in Section
15.2 to the Holders of Securities to be redeemed. Such notice shall be given not less than 20 nor more than 60 days prior to the intended Redemption Date.

          All notices of redemption shall state:


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

          (A) such intended Redemption Date;

               (1) the Redemption Price and interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Redemption Date, if any;

               (2) if fewer than all the Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be Outstanding after such partial redemption;

               (3) that on the Redemption Date the Redemption Price and interest accrued and unpaid to, but excluding, the Redemption Date, if any, will become due and payable upon each such Security to be redeemed, and that interest (including Additional Amounts, if any) thereon shall cease to accrue on and after such date;

               (4) the Conversion Price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion;

               (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued and unpaid interest, if any; and

               (6) the CUSIP number of the Securities.

          The notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 2.7, and shall specify the serial numbers of Securities and the portions thereof called for redemption.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request delivered at least 15 days prior to the date of the mailing of such Notice (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name of and at the expense of the Company.

     Section 10.5  Effect of Notice of Redemption.

          Notice of redemption having been given as provided in Section 10.4, the Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price; provided, however, the installments of interest on Securities whose Stated Maturity is prior to or on the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.7.


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

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the Interest Rate.

     Section 10.6  Deposit of Redemption Price.

          Prior to or on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price and accrued and unpaid interest (including Additional Amounts, if any), in respect of all the Securities to be redeemed on that Redemption Date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

          If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in Section 2.1(e)) be paid to the Company upon request by the Company or, if then held by the Company, shall be discharged from such trust.

     Section 10.7  Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 9.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   Article XI

                      REPURCHASE AT THE OPTION OF A HOLDER

     Section 11.1  Repurchase Rights.

          (a) In the event that a Change in Control shall occur, each Holder shall have the right (the "Repurchase Right"), at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to any integral multiple of $1,000 (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to an integral multiple of $1,000), on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice given pursuant to Section 11.2 in connection with such Change of Control at the 100% of the principal amount of the Securities to be repurchased (the "Repurchase Price"), plus interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, the Repurchase Date; provided, however, that installments of interest on Securities whose Stated Maturity is prior to or on the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.1.

          (b) Whenever in this Indenture (including Sections 2.1, 4.1(a) and 4.7) or Exhibit A annexed hereto there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect to such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

     Section 11.2  Notices; Method of Exercising Repurchase Right, Etc.

          (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, prior to or on the 30th day after the occurrence of a Change in Control, the Company, or, at the written request and expense of the Company prior to or on the 30th day after such occurrence, the Trustee, shall give to all Holders of Securities notice, in the manner provided in Section 15.2, of the occurrence of the Change of Control and of the Repurchase Right set forth herein arising as a result thereof (the "Company Notice"). The Company shall also deliver a copy of such Company Notice of the Repurchase Right to the Trustee. Each Company Notice of a Repurchase Right shall state:

               (1) the applicable Repurchase Date;

               (2) the date by which the Repurchase Right must be exercised;

               (3)  the  Repurchase   Price  and  accrued  and  unpaid  interest
          (including Additional Amounts, if any);

               (4) a description of the procedure which a Holder must follow to exercise its Repurchase Right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price and accrued and unpaid interest;

               (5) that on the applicable Repurchase Date the Repurchase Price and accrued and unpaid interest, will become due and payable in cash upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date;

               (6) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place where such Securities may be surrendered for conversion, and

               (7) the place or places where such Securities, together with the Option to Elect Repayment certificate included in Exhibit A annexed hereto are to be delivered for payment of the Repurchase Price and accrued and unpaid interest.

          No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a Repurchase Right or affect the validity of the proceedings for the repurchase of Securities.

          If any of the foregoing provisions or other provisions of this Article 11 are inconsistent with applicable law, such law shall govern.

          (b) To exercise its Repurchase Right, a Holder shall deliver to the Trustee on or prior to the close of business on the Business Day immediately preceding the Repurchase Date:

               (1) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder; the certificate numbers of the Securities to be delivered for repurchase; the portion of the principal amount of the Securities to be repurchased, which portion must be $1,000 or an integral multiple of $1,000; that such Securities are to be repurchased by the Company pursuant to the applicable provisions of the Securities; and a statement that an election to exercise the applicable Repurchase Right is being made thereby; and

               (2) the Securities with respect to which the Repurchase Right is being exercised (and, if any Security is to be repurchased in part, the serial number thereof, and the portion of the principal amount thereof to be repurchased).

The right of the Holder to convert the Securities with respect to which the Repurchase Right is being exercised shall continue until the close of business on the Business Day immediately preceding the Repurchase Date.

          (c) Each Holder may withdraw a repurchase notice by delivering to the Paying Agent a notice (the "Notice of Withdrawal") prior to the close of business on the Business Day immediately preceding the Repurchase Date. The notice of withdrawal must state:

               (1) the portion of the principal amount of Securities being withdrawn;

               (2) the certificate  numbers of the Securities  being  withdrawn;
          and

               (3) the portion of the principal amount, if any, of the Securities that remains subject to the Repurchase Right.

          (d) In the event the Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash, as provided above, for payment to the Holder on the Repurchase Date, together with accrued and unpaid interest to, but excluding, the Repurchase Date payable in cash with respect to the Securities as to which the Repurchase Right has been exercised; provided, however, that installments of interest that mature prior to or on the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

          (e) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the Interest Rate, and each Security shall remain convertible into Common Shares until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (f) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

          (g) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.15.

                                   Article XII

                            CONVERSION OF SECURITIES

     Section 12.1  Conversion Right and Conversion Price.

          Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is a whole multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Shares, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the Business Day immediately preceding June 1, 2007.

          In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or the portion so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the case of a Change of Control for which the Holder exercises its Repurchase Right with respect to a Security or portion thereof, such conversion right in respect of the Security or portion thereof shall expire at the close of business on the Business Day immediately preceding the Repurchase Date.


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          The price at which the shares of Common Shares shall be delivered upon conversion (the "Conversion Price") shall be initially equal to $16.05 per share. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d), (e), (f), and (h) of Section 12.4.

     Section 12.2 Exercise of Conversion Right.

          To exercise the conversion right, the Holder of any Security to be converted shall surrender such Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, accompanied by a duly completed and signed conversion notice substantially in the form attached to the Security (or a facsimile thereof) to the Company stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted and pay all taxes or duties, if any, described in Section 12.9.

          Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except in the case of any Security whose Maturity is prior to such Interest Payment Date) shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest to be received on such Interest Payment Date on the principal amount of Securities being surrendered for conversion.

          Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the conversion date, the Company shall cause to be issued and delivered to such Conversion Agent a certificate or certificates representing the number of shares of Common Shares issuable upon conversion of such Securities, together with payment in lieu of any fraction of a share as provided in Section 12.3.

          In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Securities.

          If Common Shares to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the Holder of such Restricted Security, such Holder must deliver to the Conversion Agent a certificate in substantially the form set forth in the form of Security set forth in Exhibit A annexed hereto, dated the date of surrender of such Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Holder of any Common Shares or


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

Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed certificate.

          The Company hereby initially appoints the Trustee as the Conversion Agent.

     Section 12.3  Fractions of Common Shares.

          No fractional shares of Common Shares shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Shares which shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional shares which would otherwise be issued upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Trading Price of the Common Shares as of the Trading Day preceding the date of conversion.

     Section 12.4  Adjustment of Conversion Price.

          The Conversion Price shall be subject to adjustment, calculated by the Company, from time to time as follows:

          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Shares in Common Shares, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

               (1) the numerator of which shall be the number of shares of Common Shares outstanding at the close of business on the Record Date (as defined in Section 12.4(g)) fixed for such determination; and

               (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

Such reduction shall become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 12.4(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the outstanding Common Shares shall be subdivided into a greater number of shares, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding Common Shares shall be combined into a smaller number of shares, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased,


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

such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (c) In case the Company shall issue rights or warrants (other than any rights or warrants referred to in Section 12.4(d) to all holders of its outstanding Common Shares entitling them to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price per share (or having a conversion price per share) less than the Current Market Price (as defined in Section 12.4(g)) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction:

               (1) the numerator of which shall be the number of shares of Common Shares outstanding at the close of business on the Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price; and

               (2) the denominator of which shall be the number of shares of Common Shares outstanding on the close of business on the Record Date, plus the total number of additional shares so offered for subscription or purchase (or into which the convertible securities so offered are convertible).

          Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that Common Shares (or securities convertible into Common Shares) is not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares (or securities convertible into Common Shares) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Shares at less than such Current Market Price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12.4(a) applies) or evidences of its Indebtedness, cash or other assets, including securities, but excluding (1) any rights or warrants referred to in Section 12.4(c), (2) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share


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

exchange, combination, sale or conveyance to which Section 12.11 applies or (3) any dividends and distributions paid exclusively in cash (such capital stock, evidence of its Indebtedness, cash, other assets or securities being distributed hereinafter in this Section 12.4(d) called the "distributed assets"), then, in each such case, subject to the third succeeding paragraph of this Section 12.4(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 12.4(g)) with respect to such distribution by a fraction:

               (1) the numerator of which shall be the Current Market Price (determined as provided in Section 12.4(g)) on such date, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) on such date of the portion of the distributed assets so distributed applicable to one share of Common Shares (determined on the basis of the number of shares outstanding on the Record Date); and

               (2) the denominator of which shall be such Current Market Price.

Such reduction shall become effective immediately prior to the opening of business on the day following the Record Date. However, in the event that the then fair market value (as so determined) of the portion of the distributed assets so distributed applicable to one share of Common Shares is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of distributed assets such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12.4(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 12.4(g) to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Holders.

          In the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company's Subsidiaries or other business units (a "Spin-Off"), the fair market value of the securities to be distributed shall equal the average of Trading Prices of those securities for the five consecutive Trading Days commencing on and including the sixth day of trading of those securities after the effectiveness of the Spin-Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering


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

of the securities in the Spin-Off occurs simultaneously with the Spin-Off, the fair market value of the securities distributed in the Spin-Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Trading Price for the Common Shares on the same Trading Day

          Rights or warrants distributed by the Company to all holders of Common Shares entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

               (3) are deemed to be transferred with such Common Shares;

               (4) are not exercisable; and

               (5) are also issued in respect of future issuances of Common Shares;

shall be deemed not to have been distributed for purposes of this Section 12.4(d) (and no adjustment to the Conversion Price under this Section 12.4(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of Indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 12.4(d):

               (6) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Shares as of the date of such redemption or repurchase; and

               (7) in the case of such rights or warrants which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

          For purposes of this Section 12.4(d) and Sections 12.4(a), 12.4(b) and 12.4(c), any dividend or distribution to which this Section 12.4(d) is applicable that also includes Common Shares, a subdivision or combination of Common Shares to which Section 12.4(b) applies, or rights or warrants to subscribe for or purchase Common Shares to which
          Section 12.4(c) applies (or any combination thereof), shall be deemed instead to be:


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

               (8) a dividend or distribution of the evidences of Indebtedness, assets, shares of capital stock, rights or warrants, other than such Common Shares, such subdivision or combination or such rights or warrants to which Sections 12.4(a), 12.4(b) and 12.4(c) apply, respectively (and any Conversion Price reduction required by this Section 12.4(d) with respect to such dividend or distribution shall then be made), immediately followed by

               (9) a dividend or distribution of such Common Shares, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 12.4(a), 12.4(b) and 12.4(c) with respect to such dividend or distribution shall then be made), except:

          (A) the Record Date of such dividend or distribution shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determinations" and "Record Date" within the meaning of
     Section 12.4(a), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 12.4(b), and (z) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of Section 12.4(c); and

          (B) any Common Shares included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.4(a) and any reduction or increase in the number of shares of Common Shares resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Shares cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.11 applies or as part of a distribution referred to in Section 12.4(d)), in an aggregate amount that, combined together with:

               (1) the aggregate amount of any other such distributions to all holders of Common Shares made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.4(e) has been made; plus

               (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Shares concluded within the 12 months preceding the date of such distribution, and in respect of which no adjustment pursuant to Section 12.4(f) has been made;


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

exceeds 15% of the product of the Current Market Price of the Common Shares (determined as provided in Section 12.4(g)) on the Record Date with respect to such distribution times the number of shares of Common Shares outstanding on such date, then and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction:

               (3) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 15% and (y) the number of shares of Common Shares outstanding on the Record Date, and

               (4) the denominator of which shall be equal to the Current Market Price on such date.

However, in the event that the then fair market value (as so determined) of the portion of cash and other securities, if any, so distributed applicable to one share of Common Shares is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash in excess of such 15% such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (f) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Shares shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) that combined together with:

               (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Shares expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12.4(f) has been made; plus

               (2) the aggregate amount of any distributions to all holders of the Common Shares made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.4(e) has been made;


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

exceeds 15% of the product of the Current Market Price of the Common Shares (determined as provided in Section 12.4(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Shares outstanding (including any tendered shares) at the Expiration Time (such excess, the "Excess Amount"), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction:

               (3) the numerator of which shall be (x) the product of (1) the number of shares of Common Shares outstanding (including any tendered shares) at the Expiration Time and (2) the Current Market Price of the Common Shares at the Expiration Time less (y) the Excess Amount; and

               (4) the denominator shall be the product of the number of shares of Common Shares outstanding (including any tendered shares) at the Expiration Time and the Current Market Price of the Common Shares at the Expiration Time.

Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such (or such portion of the) tender offer had not been made. If the application of this Section 12.4(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12.4(f).

          (g) For purposes of this Section 12.4, the following terms shall have the meanings indicated:

               (1) "Current Market Price" of a share of Common Shares shall mean the average of the daily Trading Prices per share of Common Shares for the ten consecutive Trading Days immediately prior to the date in question, minus the fair market value per share of Common Shares of any property (cash or otherwise) then held by the Depositary on behalf of the existing Company Common Shares holders, then dividing the resulting value by the number of shares of Common Shares; provided, however, that if:

          (i) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to
               Section 12.4(a), (b), (c), (d), (e) or (f) occurs during such ten consecutive Trading Days, the Trading Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;


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

          (ii) the  "ex"  date  for  any  event  (other  than  the  issuance  or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a),
               (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and

         (iii) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Trading Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.4(d) or (f), whose determination shall be conclusive and set forth in a Board Resolution) of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Shares as of the close of business on the day before such "ex" date.

For purposes of any computation under Section 12.4(f), if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b), (c), (d),
(e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

               (A) with respect to any issuance or distribution, means the first date on which the Common Shares trades regular way on the relevant exchange or in the relevant market from which the Trading Price was obtained without the right to receive such issuance or distribution;

               (B) with respect to any subdivision or combination of Common Shares, means the first date on which the Common Shares trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

               (C) with respect to any tender or exchange offer, means the first date on which the Common Shares trades regular way on such exchange or in such market after the Expiration Time of such offer.


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

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

               (1) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction, which, in the absence or a current market for such transaction, shall be as determined in good faith by the Board of Directors.

               (2) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

          (h) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holders, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the Register a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 12.4(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Shares.

          (j) In any case in which this Section 12.4 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such Record Date and before the occurrence of such event the additional shares of Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Shares issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 12.3.


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

          (k) For purposes of this Section 12.4, the number of shares of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of certificates issued in lieu of fractions of shares of Common Shares.

          (l) If the distribution date for the rights provided in the Company's rights agreement, if any, occurs prior to the date a Security is converted, the Holder of the Security who converts such Security after the distribution date is not entitled to receive the rights that would otherwise be attached (but for the date of conversion) to the Common Shares received upon such conversion; provided, however, that an adjustment shall be made to the Conversion Price pursuant to clause 12.4(b) as if the rights were being distributed to the holders of the Common Shares immediately prior to such conversion. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the Conversion Price, on an equitable basis, to take account of such event.

     Section 12.5  Notice of Adjustments of Conversion Price.

          Whenever the Conversion Price is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of Section 12.4(h) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder as it appears in the Register within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

     Section XII.6 Notice Prior to Certain Actions.

          In case at any time after the date hereof:

          (1) the Company shall declare a dividend (or any other distribution) on its Common Shares payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;

          (2) the Company shall authorize the granting to the holders of its Common Shares of rights or warrants to subscribe for or purchase any shares of capital stock of any class (or of securities convertible into shares of capital stock of any class) or of any other rights;

          (3) there shall occur any reclassification of the Common Shares (other than a subdivision or combination of its outstanding Common Shares, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

          (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to Section 9.3, and shall cause to be provided to the Trustee and all Holders in accordance with Section 15.2, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

          (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of record of Common Shares to be entitled to such dividend, distribution, rights or warrants are to be determined; or

          (B) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

          Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 12.6.

     Section 12.7   Company to Reserve Common Shares.

          The Company shall at all times use its best efforts to reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Securities, the full number of shares of fully paid and nonassessable shares of Common Shares then issuable upon the conversion of all Outstanding Securities.

     Section 12.8  Covenant as to Common Shares.

          The Company covenants that all shares of Common Shares which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.9, the Company will pay all taxes, liens and charges with respect to the issue thereof.

      Section 12.9  Taxes on Conversions.

          A Holder or Person delivering a Security for conversion shall not be liable for and will be not be required to pay any tax or duty which may be payable in respect of the issue or


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

delivery of Common Shares on conversion of Securities pursuant hereto, unless such issuance and delivery is on behalf of a Holder but in another Person's name.

     Section 12.10  Cancellation of Converted Securities.

          All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.17.

     Section 12.11  Effect of Reclassification, Consolidation, Merger or Sale.

          If any of following events occur, namely:

               (1) any reclassification or change of the outstanding Common Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

               (2) any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Shares shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares; or

               (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Shares shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Shares;

the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Shares immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Shares did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Shares in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 12.11 the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture


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

shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 12. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Shares includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the Repurchase Rights set forth in Article 11.

          The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

          The  above  provisions  of  this  Section  shall  similarly  apply  to
successive   reclassifications,   mergers,   consolidations,   statutory   share
exchanges, combinations, sales and conveyances.

          If this Section 12.11 applies to any event or occurrence, Section 12.4 shall not apply.

     Section 12.12  Responsibility of Trustee for Conversion Provisions.

          The Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Shares, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.


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

                                  Article XIII

                                    GUARANTEE

     Section 13.1    Guarantee.

          The Guarantor, for consideration received, unconditionally and irrevocably guarantees to each Holder, and to the Trustee on behalf of each such Holder, the due and punctual payment of amounts payable at Maturity, Adjusted Interest Rate, Redemption Price, Change in Control Purchase Price, interest, if any, in respect of the foregoing, when and as the same shall become due and payable, according to the terms of the Notes and of this Indenture. In case of the failure of the Company or any successors thereto punctually to pay any such amount, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, as if such payment were made by the Company.

          In  addition,   the  Guarantor  hereby  fully,   unconditionally   and
irrevocably guarantees to each Holder, and to the Trustee for itself and on behalf of each such Holder:

          (1) the performance of:

          (a) each of the covenants and agreements of the Company hereunder and in the Securities not described in the preceding paragraph or in clause (b) below, in each case, in accordance with the terms thereof and hereof; and

          (b) to the extent it is permitted by applicable law to do so, the delivery of Common Shares upon any exchange of Securities, according to the terms thereof and of this Indenture; and

          (c) if, and to the extent, but only to, the extent, that the foregoing guarantee of the obligations described in clause (1)(b) above is not enforceable in accordance with its terms under applicable law which restricts or prohibits the Guarantor from guaranteeing the delivery of the Common Shares upon any exchange of Securities, according to the terms thereof and of this Indenture, or the Guarantor is otherwise not permitted to guarantee the performance of such obligations or to honor such guarantee, the Company shall pay to the Holders an amount in Dollars equal to the value of the Common Shares such Holders would otherwise be entitled to receive hereunder and under the Securities in accordance with the terms thereof, and the Guarantor hereby guarantees such payment in accordance with the provisions of the first paragraph of this Section 13.1.

          In case of the failure of the Company or any successor thereto punctually to comply with any covenant or agreement described in clause (1) above, to the extent it is permitted by applicable law to do so the Guarantor hereby agrees to cause such covenant or agreement to be performed as and when it shall be provided to be performed hereunder or in the Securities, as if such performance were performed by the Company.

          In all respects, the Guarantor hereby further agrees that its respective obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Security or this Indenture, the absence of any action to enforce the same, the granting of any waiver or consent by any Holder with respect to any provisions thereof, the recovery of any judgment against the Company or any action to


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

enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor.

          The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Security and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in any such Security and in this Guarantee.

          If the Trustee or any Holder is required by any court or otherwise to return to the Company or the Guarantor or any custodian, receiver, liquidator, trustee, or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of a Security, this Guarantee, to the extent theretofore discharged by the payment of such amount, shall be reinstated in full force and effect. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Four hereof for the purposes of this Guarantee, and (ii) in the event of any declaration of acceleration of such obligations as provided in Article Four hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

          The Guarantor shall be subrogated to all rights of the Holder of any Securities and the Trustee against the Company pursuant to the provisions of this Guarantee; provided, however, that until the payment in full of all obligations and all other amounts payable under this Guarantee, the Guarantor hereby irrevocably waives any claim or other rights which they each may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Holder and the Trustee on behalf of such Holder against the Company or any collateral which any such Holder or the Trustee on behalf of such Holder hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the payment in full of all obligations and all other amounts payable under this Guarantee, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, any Holder and the Trustee on behalf of such Holder, and shall forthwith be paid to the Trustee for the benefit of such Holder to be credited and applied upon such guaranteed obligations, whether matured or unmatured, in accordance with the terms of this Indenture. The Guarantor acknowledges that the waiver set forth in this Section 13.1 is knowingly made.


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

     Section 13.2  Execution and Delivery of Guarantee.

          To evidence its Guarantee provided in this Article XIII, the Guarantor hereby agrees to execute the Guarantee, substantially in the form of Exhibit B and which shall be endorsed on each Security authenticated and delivered by the Trustee after such Guarantee is executed by either manual or facsimile signature of an Officer of the Guarantor. The validity and enforceability of the Guarantee shall not be affected by the fact that it is not affixed to the Note.

          If the Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

          The delivery of any Securities by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in this Article XIII shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

     Section 13.3  Guarantee Obligations Subordinated to Guarantor Senior Debt.

          The Guarantor covenants and agrees, and each Holder of a Note, by its acceptance thereof, likewise covenants and agrees, that all payments pursuant to the Guarantee made by or on behalf of the Guarantor are hereby expressly made subordinate and subject in right of payment as provided in this Article Thirteen to the prior payment in full in cash of all amounts payable under all existing and future Guarantor Senior Debt.

          This Section 13.3 and the following Sections 13.4 through 13.16 of this Article Thirteen shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold Guarantor Senior Debt and, to the extent set forth in Section 13.5(b), holders of Designated Senior Debt; and such provisions are made for the benefit of the holders of Guarantor Senior Debt and, to the extent set forth in Section 13.5(b), holders of Designated Senior Debt; and such holders (to such extent) are made obligees hereunder and they or each of them may enforce such provisions.

     Section 13.4 Payment Over of Proceeds upon Dissolution, etc., of the Guarantor.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding-up of the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Guarantor, then and in any such event:

               (1) the holders of all Guarantor Senior Debt shall be entitled to receive payment in full in cash or, as acceptable to the holders of such Guarantor Senior Debt, in any other manner of all amounts due on or in respect of all such Guarantor Senior Debt, or provision shall be made for such payment, before the Holders of the Notes are entitled to receive, pursuant to this Guarantee, any


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

          payment or distribution of any kind or character by or on behalf of the Guarantor on account of the Guarantor's obligations under the Notes; and

               (2) any payment or distribution of assets of the Guarantor of the kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the subordination provisions of this Article Thirteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Guarantor Senior Debt or its representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of the Guarantor Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Guarantor Senior Debt held or represented by each, to the extent necessary to make payment in full in cash of all the Guarantor Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of the Guarantor Senior Debt; and

               (3) in the event that, notwithstanding the foregoing provisions of this Section 13.4, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, in respect of any obligations of such Guarantor under this Guarantee before all Guarantor Senior Debt is paid in full in cash or payment thereof provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the Senior Representative for application to the payment of all the Guarantor Senior Debt remaining unpaid, to the extent necessary to pay all of the Guarantor Senior Debt in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of the Guarantor Senior Debt. Any such payment or distribution of assets received by the
          Trustee, which is required to be paid over to the Senior Representative, will be held in trust by the Trustee for the benefit of the holders of the Guarantor Senior Debt.

     Section 13.5 Suspension of Guarantee Obligations When Guarantor Senior Debt in Default.

          (a) Unless Section 13.4 shall be applicable, after the occurrence of a Payment Default with respect to any Guarantor Senior Debt no payment or distribution of any assets of the Guarantor of any kind or character shall be made by or on behalf of the Guarantor on account of the Guarantor's obligations pursuant to the Notes or on account of the purchase, redemption, defeasance or other acquisition of the obligations pursuant to the Notes or on account of any other obligations of the Guarantor under this Guarantee unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Guarantor Senior Debt as to which such Payment Default relates shall have been discharged or paid in full in cash, after which, subject to Section 13.4 (if applicable), the Guarantor shall resume making any and all required payments in respect of its obligations under this Guarantee.


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

          (b) Unless Section 13.4 shall be applicable, during any Payment Blockage Period with respect to any Designated Guarantor Senior Debt, no payment or distribution of any assets of the Guarantor of any kind or character shall be made by or on behalf of the Guarantor on account of the Guarantor's obligations on the Notes or on account of the purchase, redemption, defeasance or other acquisition of the Guarantor's obligations on the Notes or on account of any of the other obligations of the Guarantor under this Guarantee; provided that the foregoing prohibition shall not apply unless such Payment Blockage Period has been instituted under Section 14.3(b) by a Senior Representative acting for holders of Designated Senior Debt which also constitutes Designated Guarantor Senior Debt. Upon the termination of any Payment Blockage Period, subject to
Section 13.5 (if applicable), the Guarantor shall resume making any and all required payments in respect of its obligations under this Guarantee.

          (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Note shall have received any payment from the Guarantor prohibited by the foregoing provisions of this Section 13.5, then and in such event such payment shall be paid over and delivered forthwith to the Senior Representative initiating the Payment Blockage Period, in trust for distribution to the holders of Guarantor Senior Debt or, if no amounts are then due in respect of Guarantor Senior Debt, prompt return to the Guarantor, or as a court of competent jurisdiction shall direct.

     Section 13.6   Waiver of Subrogation.

          The Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall, subject to the subordination provisions of this Article Thirteen and to Article Fourteen, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section
13.6 is knowingly made in contemplation of such benefits.

     Section 13.7 Guarantee Subordination Provisions Solely To Define Relative Rights.

          The subordination provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Guarantor Senior Debt and, to the extent set forth in Section 13.5, holders of Designated


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Senior Debt on the other hand.  Nothing  contained in this  Article  Thirteen or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Guarantor, its creditors other than holders of its Guarantor Senior Debt and the Holders of the Notes, the obligation of the Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its obligations under this Guarantee as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Guarantor of the Holders of the Notes and creditors of the Guarantor other than the holders of the Guarantor Senior Debt; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon Default or an Event of Default under this Indenture, subject to the rights, if any, under the subordination provisions of this Article Thirteen of the holders of Guarantor Senior Debt, to the extent set forth in
Section 13.5, holders of Designated Senior Debt (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantor referred to in Section 13.4, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 13.5, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 13.5(c).

          The failure by the Guarantor to make a payment in respect of its obligations under this Guarantee by reason of any provision of this Article Thirteen shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

     Section 13.8  Trustee To Effectuate Subordination of Guarantee Obligations.

          Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the holders of Guarantor Senior Debt, or any representative, may file such a claim on behalf of Holders of the Notes.

     Section 13.9  No Waiver of Guarantee Subordination Provisions.

          (a) No right of any present or future holder of the Guarantor Senior Debt or Designated Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of subsection (a) of this Section 13.9, the holders of Guarantor Senior Debt may, at any time and from time to time, without the consent of


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

or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article Thirteen or the obligations hereunder of the Holders of the Notes to the holders of such Guarantor Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Guarantor Senior Debt or any Senior Debt as to which such Guarantor Senior Debt relates or any instrument evidencing the same or any agreement under which such Guarantor Senior Debt or such Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior Debt or any Senior Debt as to which such Guarantor Senior Debt relates; (3) release any person liable in any manner for the collection or payment of such Guarantor Senior Debt or any Senior Debt as to which such Guarantor Senior Debt relates; and (4) exercise or refrain from exercising any rights against the Guarantor and any other person; provided that in no event shall any such actions limit the right of the Holders of the Notes to take any action to accelerate the maturity of the Notes pursuant to Article Four hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

     Section 13.10  Guarantor To Give Notice to Trustee.

          (a) The Company and the Guarantor shall give prompt written notice to the Trustee of any fact known to the Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the subordination provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from the Company, the Guarantor or a holder of its Guarantor Senior Debt or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 13.10, shall be entitled in all respects to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this Section 13.10 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of such Guarantor Senior Debt or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate from the Guarantor to such effect.

          (b) Subject to the provisions of Section 5.1, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee, by a person representing himself to be a holder of Guarantor Senior Debt (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Guarantor Senior Debt to participate in any payment or distribution pursuant to this


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

Article Thirteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

     Section 13.11 Reliance on Judicial Order or Certificate of Liquidating Agent Regarding Dissolution, etc., of Guarantor.

          Upon any payment or distribution of assets of the Guarantor referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 5.1, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Debt and other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen; provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article Thirteen.

     Section 13.12 Rights of Trustee as a Holder of Guarantor Senior Debt; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen with respect to any Guarantor Senior Debt which may at any time be held by the Trustee, to the same extent as the other holder of such Guarantor Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Section 13.13   Article Thirteen Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Thirteen in addition to or in place of the Trustee; provided that Section 13.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     Section 14.14 No Suspension of Remedies Subject to Rights of Holders of Guarantor Senior Debt.

          Nothing contained in this Article Thirteen shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to


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

Article Four or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Thirteen of the holders, from time to time, of Guarantor Senior Debt.

     Section 13.15   Trustee's Relation to Guarantor Senior Debt.

          With respect to the holders of Guarantor Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen (and in Article Fourteen with respect to Senior Debt), and no implied covenants or obligations with respect to the holders of Guarantor Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Debt and the Trustee shall not be liable to any holder of Guarantor Senior Debt if it shall mistakenly pay over or deliver to Holders, the Company or any other person moneys or assets to which any holder of Guarantor Senior Debt shall be entitled by virtue of this Article Thirteen or otherwise.

     Section 13.16   Subrogation.

          Upon the payment in full in cash of all amounts payable under or in respect of Guarantor Senior Debt and of all Senior Debt of the Company, the Holders shall be subrogated to the rights of the holders of such Guarantor Senior Debt to receive payments or distributions of assets of the Guarantor made on such Guarantor Senior Debt until all amounts due under the Guarantee shall be paid in full; and for the purposes of such subrogation, no payments or distributions to holders of such Guarantor Senior Debt of any cash, property or securities to which Holders of the Notes would be entitled except for the provisions of this Article Thirteen, and no payment pursuant to the provisions of this Article Thirteen to holders of such Guarantor Senior Debt by the Holders, shall, as between the Guarantor, its creditors other than holders of such Guarantor Senior Debt and the Holders, be deemed to be a payment by such Guarantor to or on account of such Guarantor Senior Debt, its being understood that the provisions of this Article Thirteen are solely for the purpose of defining the relative rights of the holders of such Guarantor Senior Debt, on the one hand, and the Holders, on the other hand.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Thirteen shall have been applied, pursuant to the provisions of this Article Thirteen, to the payment of all amounts payable under the Guarantor Senior Debt, then and in such case, the Holders shall be entitled to receive from the holders of such Guarantor Senior Debt at the time outstanding any payments or distributions received by such holders of Guarantor Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Guarantor Senior Debt in full.


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

                                   Article XIV

                             SUBORDINATION OF NOTES

     Section 14.1  Notes Subordinate to Senior Debt.

          The Company covenants and agrees, and each Holder of a Note, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Fourteen, the Indebtedness represented by the Notes are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash of all amounts payable under all existing and future Senior Debt.

          This Article Fourteen shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Debt; and such provisions are made for the benefit of the holders of Senior Debt; and such holders are made obligees hereunder and they or each of them individually or through their representative may enforce such provisions.

     Section 14.2  Payment Over of Proceeds upon Dissolution, etc.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, then and in any such event:

               (1) the holders of all Senior Debt shall be entitled to receive payment in full in cash of all obligations due in respect of such Senior Debt before the Holders of the Notes are entitled to receive any payment or distribution of any kind or character on account of the Notes; and

               (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

               (3) in the event that, notwithstanding the foregoing provisions of this Section 14.2, the Trustee or the Holder of any Note shall have received any


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

          payment or distribution of properties or assets of the Company of any kind or character, whether in cash, property or securities, by set off or otherwise in respect of the Notes before all Senior Debt is paid or provided for in full in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt. Any such payment or distribution of the assets received by the Trustee, which is required to be paid over to the Senior Representative, will be held in trust by the Trustee for the benefit of the holders of the Senior Debt.

          The consolidation of the Company with, or the merger of the Company with or into, another person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article Five hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Article if the person formed by such consolidation or the surviving entity of such merger or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article Five.

     Section  14.3  Suspension  of Payment  When  Designated  Senior  Debt is in
Default.

          (a) Unless Section 14.2 shall be applicable, upon the occurrence of a Payment Default, no direct or indirect payment or distribution of any assets of the Company of any kind or character shall be made by or on behalf of the Company on account of the Notes unless and until such Payment Default shall have been cured or waived or shall have otherwise ceased to exist or such Senior Debt shall have been discharged or paid in full in cash, after which, subject to
Section 14.2 (if applicable), the Company shall resume making any and all required payments in respect of the Notes, including any missed payments.

          (b) Unless Section 14.2 shall be applicable, upon (1) the occurrence of a Non-payment Default and (2) receipt by the Trustee from the representatives of any holders of Designated Senior Debt of written notice of such occurrence (a "Payment Blockage Notice") stating that a Non-Payment Default has occurred and is continuing pursuant to Section 14.3(b) of this Indenture, no payment or distribution of any assets of the Company of any kind or character shall be made by or on behalf of the Company on account of the Notes for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice unless and until the earlier to occur of the following events (subject to any blockage of payments that may then be in effect under Section 14.2 or subsection (a) of this Section 14.3) (x) 179 days shall have elapsed since the Payment Blockage Notice was received by the Trustee, (y) such Non-payment Default shall have been cured or waived or shall have ceased to exist (provided that no other Payment Default or Non-payment Default has occurred and is then continuing after giving effect


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

to such cure or  waiver) or (z) such  Payment  Blockage  Period  shall have been terminated by written notice to the Company or the Trustee from the representatives initiating such Payment Blockage Period, after which, subject to
Section 14.2 (if applicable), the Company shall promptly resume making any and all required payments in respect of the Notes, including any missed payments. Notwithstanding any other provision of this Indenture, during any consecutive 365-day period, the aggregate number of days in which payments due on the Notes may not be made as a result of nonpayment defaults on Designated Senior Debt shall not exceed 179 days, and there shall be a period of at least 186 consecutive days in each consecutive 365-day period when such payments are not prohibited. No event or circumstance that creates a default under any Designated Senior Debt that (i) gives rise to the commencement of a Payment Blockage Period or (ii) exists at the commencement of or during any Payment Blockage Period shall be made the basis for the commencement of any subsequent Payment Blockage Period unless such default has been cured or waived for a period of not less than 90 consecutive days following the commencement of the initial Payment Blockage Period.

          (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Note shall have received any payment or distribution prohibited by the foregoing provisions of this Section 14.3, then and in such event such payment or distribution shall be paid over and delivered forthwith to representatives of the Holders or as a court of competent jurisdiction shall direct for application to the payment of any due and unpaid Senior Debt, to the extent necessary to pay all such due and unpaid Senior Debt in cash, after giving effect to any concurrent payment to or for the holders of Senior Debt.

     Section 14.4  Trustee's Relation to Senior Debt.

          With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen (and in Article Thirteen with respect to existing and future Guarantor Senior Debt), and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall mistakenly pay over or deliver to Holders, the Company, the Guarantor or any other person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article Fourteen or otherwise.

     Section 14.5  Subrogation to Rights of Holders of Senior Debt.

          Upon the payment in full in cash of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of and interest on the Notes shall be paid in full in cash or cash equivalents. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Notes or the Trustee shall, as among the Company, its creditors


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

other than holders of Senior Debt, and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Fourteen shall have been applied, pursuant to the provisions of this Article Fourteen, to the payment of all amounts payable under the Senior Debt of the Company, then and in such case the Holders shall be entitled to receive from the holders of such Senior Debt at the time outstanding any payments or distributions received by such holders of such Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Debt in full in cash or cash equivalents.

     Section 14.6  Provisions Solely To Define Relative Rights.

          The provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Debt (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 14.2, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or
(2) under the conditions specified in Section 14.3, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 14.3(c).

          The failure to make a payment on the Notes by reason of any provision of this Article Fourteen shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

     Section 14.7  Trustee To Effectuate Subordination.

          Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file


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

such a claim, the holders of Senior Debt, or any Senior Representative, may file such a claim on behalf of Holders of the Notes.

     Section 14.8  No Waiver of Subordination Provisions.

          (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of subsection (a) of this Section 14.8, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders of the Notes to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any person liable in any manner for the collection or payment of Senior Debt; and (4) exercise or refrain from exercising any rights against the Company and any other person; provided that in no event shall any such actions limit the right of the Holders of the Notes to take any action to accelerate the maturity of the Notes pursuant to Article Five hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

     Section 14.9  Notice to Trustee.

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 14.9, shall be entitled in all respects to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this Section 14.9 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Debt or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received


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

by it within two Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) Subject to the provisions of Section 5.1, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee by a person representing himself to be a holder of Senior Debt (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.


     Section 14.10  Reliance on Judicial  Order or  Certificate  of  Liquidating
Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 5.1, and the Holders, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article Fourteen.

     Section 14.11 Rights of Trustee as a Holder of Senior Debt; Preservation of Trustee's Rights.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Fourteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

     Section 14.12  Article Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this


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

Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Fourteen in addition to or in place of the Trustee; provided that Section 3.1 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     Section 14.13  No Suspension of Remedies.

          Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to Article Four or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Fourteen of the holders, from time to time, of Senior Debt.

                                   Article XV

                     OTHER PROVISIONS OF GENERAL APPLICATION

     Section 15.1  Trust Indenture Act Controls.

          This Indenture is subject to the provisions of the TIA which are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     Section 15.2   Notices.

          Any notice or communication to the Company or the Trustee is duly given if in writing (which may be by facsimile with the original to follow) and delivered in person or mailed by first-class mail to the address set forth below:

          (a)  if to the Company:

          Foster Wheeler Ltd.
          Perryville Corporate Park
          Clinton, New Jersey  08809-4000

          with a copy to:

          White & Case LLP
          1155 Avenue of the Americas
          New York, NY 10036-2787
          Attn.:  Timothy B. Goodell, Esq.
          Fax:    (212) 354-8113

          (b)  if to the Trustee:

          BNY Midwest Trust Company
          Corporate Trust Division
          2 North La Salle Street
          Chicago, Illinois  60602
          Attn: Corporate Trust Administration

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication to a Holder shall be mailed by first-class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is duly given as of the date it is mailed, whether or not the addressee receives it, except that notice to the Trustee shall be effective only upon receipt thereof by the Trustee.

          If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

     Section 15.3   Communication by Holders with Other Holders.

          Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Securities or this Indenture. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

     Section 15.4  Acts of Holders of Securities.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by:

               (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing;

               (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 8; or

               (3) a combination of such instruments and any such record.

Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and


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

(subject to Section 5.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.6.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be provided in any manner which the Trustee reasonably deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any Person, and the date of such Person holding the same, shall be proved by the Register.

          (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     Section 15.5  Certificate and Opinion as to Conditions Precedent.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Section  15.6   Statements   Required  in   Certificate   or  Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion on behalf of the Company has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 15.7   Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 15.8   Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

     Section 15.9  Separability Clause.

          In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 15.10   Benefits of Indenture.

          Nothing contained in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

     Section 15.11   Section Governing Law.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 15.12   Submission to Jurisdiction; Consent to Service; Waivers.

          Each of the Company and Guarantor agrees that any legal suit, action or proceeding against it arising out of or based upon this Agreement, may be instituted in any United States or New York State court in the Borough of Manhattan, The City of New York, New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and Guarantor hereby agrees to accept service of process at the address set forth in Section 15.2 upon which process may be served in any such action arising out of or based on this Agreement which may be instituted in any United States or New York State court in the Borough of Manhattan, the City of New York, New York, and expressly consents to the jurisdiction of any such court, but only in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto.

     Section 15.13   Counterparts.

          This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

     Section 15.14    Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert such Security shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest (including Additional Amounts, if any) or principal or premium, if any, or conversion of the Securities, need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity, as the case may be.

     Section 15.15   Recourse Against Others.

          No recourse for the payment of the principal of or premium, if any, or interest (including Additional Amounts, if any) on any Securities or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director or manager, as such, past, present or future, of the Company or of any successor entity to the Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.


                                       FOSTER WHEELER LTD.


                                       By:  /s/  Lisa Fries Gardner
                                          --------------------------
                                          Name:  Lisa Fries Gardner
                                          Title:   Vice President and Secretary


                                        FOSTER WHEELER LLC


                                       By: /s/ Robert Iseman
                                          ---------------------------
                                          Name:    Robert Iseman
                                          Title:   Vice President


                                       BNY MIDWEST TRUST COMPANY


                                       By: /s/ Carolyn Potter
                                          ---------------------------
                                          Name:    Carolyn Potter
                                          Title:   Assistant Vice President

                                                                      EXHIBIT A

                                FORM OF SECURITY

                               [FACE OF SECURITY]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO FOSTER WHEELER LTD. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1/

[THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) (A) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OR (B) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS
OF) PARAGRAPH (K)(2) OF RULE 902 OF REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO FOSTER WHEELER LTD. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D)

ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS FOSTER WHEELER LTD. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(E) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.] 2/

                               FOSTER WHEELER LTD.

                  6.50% Convertible Subordinated Notes due 2007
                                  (the "Notes")


                                                              No. A-1

Original principal balance of all Note             Initial principal balance of
(including this Note): $200,000,000                this Note: $200,000,000

CUSIP:


          FOSTER WHEELER LTD., a Bermuda Company (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [ ] 3/ or its registered assigns, the principal sum of TWO HUNDRED MILLION U.S. Dollars ($200,000,000) on June 1, 2007.

          Interest Payment Dates: June 1 and December 1, commencing December 1, 2001

          Regular Record Dates: May 15 and November 15

          Reference is hereby made to the further provisions of this Security set forth on the attached "Terms of Notes", which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed manually or by facsimile by its duly authorized officers.


Dated:  May 31, 2001

                                          FOSTER WHEELER LTD.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


Trustee's Certificate of Authentication

This is one of the 6.50% Convertible
Subordinated Notes due 2007 described in the within-named Indenture.


BNY MIDWEST TRUST COMPANY,
not in its individual capacity but solely as Trustee



By:
   ---------------------------------------
   Authorized Signatory


Dated:   May 31, 2001

                                 Terms of Notes

                              FOSTER WHEELER LTD.

                  6.50% Convertible Subordinated Notes due 2007


          Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.       Principal and Interest.

          Foster Wheeler Ltd., a Bermuda company (the "Company"), promises to pay interest on the principal amount of this Security at the Interest Rate from May 31, 2001 until repayment at Maturity, redemption or repurchase. The Company will pay interest on this Security semiannually in arrears on June 1 and December 1 of each year (each an "Interest Payment Date"), commencing December 1, 2001.

          Interest on the Securities shall be computed (i) for any full semiannual period for which a particular Interest Rate is applicable on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable shorter than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

          A Holder of any Security at the close of business on a Regular Record Date shall be entitled to receive interest on such Security on the corresponding Interest Payment Date. A Holder of any Security which is converted after the close of business on a Regular Record Date and prior to the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) shall be entitled to receive interest on the principal amount of such Security, notwithstanding the conversion of such Security prior to such Interest Payment Date. However, any such Holder which surrenders any such Security for conversion during the period between the close of business on such Regular Record Date and ending with the opening of business on the corresponding Interest Payment Date shall be required to pay the Company an amount equal to the interest, including Additional Amounts, if any, on the principal amount of such Security so converted, which is payable by the Company to such Holder on such Interest Payment Date, at the time such Holder surrenders such Security for conversion. Notwithstanding the foregoing, any such Holder which surrenders for conversion any Security which has been called for redemption by the Company in a notice of redemption given by the Company pursuant to Section 10.4 of the Indenture shall be entitled to receive (and retain) such interest, including Additional Amounts, if any, and need not pay the Company an amount equal to the interest, including Additional Amounts, if any, on the principal amount of such Security so converted at the time such Holder surrenders such Security for conversion.

          In accordance with the terms of the Registration Rights Agreement, dated as of May 31, 2001 (the "Registration Rights Agreement"), among the Company, the Guarantor and Lehman Brothers Inc., Banc of America Securities LLC, and First Union Securities, Inc., during the first 60 days following a

Registration Default (as defined in the Registration Rights Agreement), the Interest Rate borne by the Securities shall be increased by 0.25% on:

               (A) August 30, 2001, if the Shelf Registration Statement (as defined in the Registration Rights Agreement) is not filed prior to or on August 29, 2001;

               (B) November 29, 2001 if the Shelf Registration Statement is not declared effective by the Securities and Exchange Commission prior to or on November 28, 2001;

               (C) Except during any period that the prospectus contained in the Shelf Registration Statement has been suspended, the day after the fifth Business Day after the Shelf Registration Statement, previously declared effective, ceases to be effective or fails to be usable, if a post-effective amendment (or report filed pursuant to the Exchange
          Act) that cures the Shelf Registration Statement is not filed with the Securities and Exchange Commission during such five Business Day period; or

               (D) the day following the 45th or 60th day, as the case may be, of any period that the prospectus contained in the Shelf Registration Statement has been suspended, if such suspension has not been terminated.

From and after the 61st day following such Registration Default, the Interest Rate borne by the Securities shall be increased by 0.50%. In no event shall the Interest Rate borne by the Securities be increased by more than 0.50%.

          Any amount of additional interest will be payable in cash semiannually, in arrears, on each Interest Payment Date and will cease to accrue on the date the Registration Default is cured. The Holder of this Security is entitled to the benefits of the Registration Rights Agreement.

2.   Guarantee

          This Note is entitled to that certain subordinated Guarantee made for the benefit of the Holders. Reference is hereby made to Article Thirteen of the Indenture for the terms relating to the Guarantee.

3.   Subordination

          The Indebtedness evidenced by the Notes is, to the extent and manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all existing and future Senior Debt. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided that the Indebtedness evidenced by this Note shall cease to be so subordinate and subject in right of payment upon any defeasance of this Note referred to in Paragraph 7 below.

4.   Method of Payment.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Principal of, and premium, if any, and interest (including Additional Amounts, if any) on, Global Securities will be payable to the Depositary in immediately available funds.

          Principal and premium, if any, on Physical Securities will be payable at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest (including Additional Amounts, if any) on Physical Securities will be payable by (i) U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon application to the Registrar not later than the relevant Record Date by a Holder of an aggregate principal amount in excess of $5,000,000, wire transfer in immediately available funds, which application shall remain in effect until the Holder notifies, in writing, the Registrar to the contrary.

5.   Paying Agent and Registrar.

          Initially, BNY Midwest Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change the Paying Agent or Registrar without notice to any Holder.

6.   Indenture.

          The Company issued this Security under an Indenture, dated as of May 29, 2001 (the "Indenture"), among the Company and BNY Midwest Trust Company, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

7.   Defeasance.

          The Indenture contains provisions (which provisions apply to this Note) for defeasance at any time of (a) the entire Indebtedness of the Company on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

8.   Optional Redemption.

          At any time on or after June 1, 2004, the Company may, at its option and so long as the Trading Price of the Common Shares (multiplied by 100) equals or exceeds 120% of the then prevailing Conversion Price for at least 20 Trading Days in any consecutive 30-day trading period, including the last Trading Day of such 30-day period, ending on the Trading Day prior to the issuance of the Notice of Redemption announcing such redemption referred to in Section 10.4 of the Indenture, redeem the Securities in whole at any time or in part from time to time, on any date prior to maturity, upon notice as set forth in Section 10.4, at the Redemption Price (expressed as percentages of the principal amount) set forth below if redeemed on a Redemption Date occurring during the 12-month period beginning June 1 of the years indicated and ending May 31 of the following year.

                    During the Twelve Months Commencing         Redemption Price
                    -----------------------------------         ----------------

                              June 1, 2004                          103.90%
                              June 1, 2005                          102.60%
                              June 1, 2006                          101.30%

9.   General.

          Securities in original denominations larger than $1,000 may be redeemed in part. If any Security selected for partial redemption is converted or repurchased in part before termination of the conversion or repurchase right with respect to the portion of the Security so selected, the converted or repurchased portion of such Security shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Security so converted or repurchased and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Security). Securities which have been converted or repurchased during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

          On and after the Redemption Date, interest shall cease to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

          Notice of redemption will be given by the Company to the Holders as provided in the Indenture.

10.  Repurchase Right Upon a Change of Control.

          If a Change of Control occurs, the Holder of Securities, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase the Securities (or any portion of the principal amount hereof that is at least an integral multiple of $1,000, provided that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to $1,000) at 100% of the principal amount of the Securities, plus any interest accrued and unpaid to the Repurchase Date.

          No fractional shares of Company Common Shares will be issued upon repurchase of any Securities. Instead of any fractional share which would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

          A Company Notice will be given by the Company to the Holders as provided in the Indenture. To exercise a repurchase Right, a Holder must deliver to the Trustee a written notice as provided in the Indenture.

11.  Conversion Rights.

          Subject to and upon compliance with the provisions of the Indenture, the Holder of Securities is entitled, at such Holder's option, at any time before the close of business on the Business Day immediately preceding June 1, 2007 to convert the Holder's Securities (or any portion of the principal amount hereof which is an integral multiple of $1,000), at the principal amount thereof or of such portion, into duly authorized, fully paid and nonassessable shares of Common Shares of the Company at the Conversion Price in effect at the time of conversion.

          In the case of a Security (or a portion thereof) called for redemption, such conversion right in respect of the Security (or such portion thereof) so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the case of a Change of Control for which the Holder exercises its Repurchase Right with respect to a Security (or a portion thereof), such conversion right in respect of the Security (or portion thereof) shall expire at the close of business on the Business Day preceding the Repurchase Date.

          The Conversion  Price shall be initially  equal to $16.05 per share of
Common   Shares.   The   Conversion   Price  shall  be  adjusted  under  certain
circumstances as provided in the Indenture.

          To exercise the conversion right, the Holder must surrender the Security (or portion thereof) duly endorsed or assigned to the Company or in blank, at the office of the Conversion Agent, accompanied by a duly signed conversion notice to the Company. Any Security surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), shall also be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Securities being surrendered for conversion.

          No fractional shares of Common Shares will be issued upon conversion of any Securities. Instead of any fractional shares which would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

12.  Denominations; Transfer; Exchange.

          The Securities are issuable in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

          In the event of a redemption in part, the Company will not be required
(a) to register the transfer of, or exchange, Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, or (b) to register the transfer of, or exchange, any such Securities, or portion thereof, called for redemption.

          In the event of redemption, conversion or repurchase of the Securities in part only, a new Security or Securities for the unredeemed, unconverted or unrepurchased portion thereof will be issued in the name of the Holder hereof.

13.  Persons Deemed Owners.

          The registered Holder of this Security shall be treated as its owner for all purposes.

14.  Unclaimed Money.

          The Trustee and the Paying Agent shall pay to the Company any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for 18 months after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

15.  Discharge Prior to Redemption or Maturity.

          Subject to certain conditions contained in the Indenture, the Company may discharge its obligations under the Securities and the Indenture if (1) (a) all of the Outstanding Securities shall become due and payable at their scheduled Maturity within one year or (b) all of the Outstanding Securities are scheduled for redemption within one year, and (2) the Company shall have deposited with the Trustee money and/or U.S. Government Obligations sufficient to pay the principal of, and premium, if any, and interest on, all of the Outstanding Securities on the date of Maturity or redemption, as the case may be.

16.  Amendment; Supplement; Waiver.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this

Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest (including Additional Amounts, if any) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security (or pay cash in lieu of conversion) as provided in the Indenture.

17.  Defaults and Remedies.

          The Indenture contains provisions (which provisions apply to this Note) for defeasance at any time of (a) the entire Indebtedness of the Company on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

18.  Authentication.

          This Security shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Security.

19.  Abbreviations.

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

20.  Additional Rights of Holders of Transfer Restricted Securities.

          In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement.

21.  CUSIP Numbers.

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on this Security and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Security or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

22.  Governing Law.

          The Indenture and this Security shall be governed by, and construed in accordance with, the law of the State of New York.

23.  Successor Corporation.

          In the event a successor corporation assumes all the obligations of the Company under this Security, pursuant to the terms hereof and of the Indenture, the Company will be released from all such obligations.

                               [FORM OF GUARANTEE]


                             SUBORDINATED GUARANTEE

          For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the payments of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Thirteen of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Thirteen of the Indenture and its terms shall be evidenced therein. The validity and enforceability the Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

          The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates. The Indebtedness evidenced by this Guarantee is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all Guarantor Senior Debt as defined in the Indenture, and this Guarantee is issued subject to such provisions. Each Holder of a Note, by accepting the same,
(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and
(c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided that such subordination provisions shall cease to affect amounts deposited in accordance with the defeasance provisions of the Indenture upon the terms and conditions set forth therein.


                                   FOSTER WHEELER LLC


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:


--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


and irrevocably appoint  -------------------------------------------------------
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                                       Your Name:
      ---------------------------                      -------------------------
                                             (Print  your  name  exactly  as  it
                                             appears   on  the   face   of  this
                                             Security)

                                             Your Signature:
                                                            --------------------
                                             (Sign  exactly as your name appears
                                             on the face of this Security)

                                            Signature Guarantee*:
                                                                 ---------------






         * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

In connection with any transfer of this Security occurring prior to the date which is the earlier of the end of the period referred to in Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned confirms that without utilizing any general solicitation or general advertising that:

                           [Check One]

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder, and that the transfer has been effected pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the undersigned does hereby further certify that the Securities are being transferred to a transferee that the undersigned reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such transferee exercises sole investment discretion, and such transferee and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

                           or

[ ] (b) this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Regulation S thereunder, and (A) the offer of the Securities was not made to a person in the United States; (B) either: (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States; (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                           or

[ ] (c) this Security is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.7, 2.8 and 2.9 of the Indenture shall have been satisfied.

Dated:
      ------------------------------        ------------------------------------
                                             NOTICE:   The   signature  to  this
                                             assignment must correspond with the
                                             name as  written  upon  the face of
                                             the within-mentioned  instrument in
                                             every      particular,      without
                                             alteration     or    any     change
                                             whatsoever.


                                             Signature Guarantee:


                                             -----------------------------------
                                             Signature  must be  guaranteed by a
                                             participant    in   a    recognized
                                             signature     guaranty    medallion
                                             program    or    other    signature
                                             guarantor    acceptable    to   the
                                             Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that: (a) it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution; (b) it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933; (c) it is aware that the sale to it is being made in reliance on Rule 144A; (d) it acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information; and (e) it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.




Dated:
      ----------------------------          ------------------------------------
                                             NOTICE:   To  be   executed  by  an
                                             executive officer


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account are not "U.S. persons" as defined in Regulation S under the Securities Act.




Dated:
      ----------------------------          ------------------------------------
                                             NOTICE:   To  be   executed  by  an
                                             executive officer

                                CONVERSION NOTICE

TO:      FOSTER WHEELER LTD.
         Perryville Corporate Park
         Clinton, New Jersey  08809-4000


          The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (the principal amount of which is an integral multiple of $1,000) below designated, into Common Shares of the Company in accordance with the terms of the Indenture referred to in this Security, and directs that the Common Shares of the Company issuable and deliverable upon such conversion, together with any check in payment for fractional shares of Common Shares of the Company and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. The undersigned agrees to pay all transfer taxes payable in respect of the conversion. Any amount required to be paid to the undersigned on account of interest (including Additional Amounts, if any) accompanies this Security.



Dated:                             Your Name:
      ----------------------                 -----------------------------------
                                   (Print your name exactly as it appears on the face of this Security)

                                   Your Signature:
                                                  ------------------------------
                                   (Sign exactly as your name appears on the face of this Security)

                                   Signature Guarantee*:
                                                        ------------------------

                                   Social    Security    or    other    Taxpayer
                                   Identification Number:
                                                         -----------------------

     Principal amount to be converted (if less than all): $


______________________

         * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Fill in for registration of Common Shares of the Company (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:


                  -------------------------------------------------------------
                  (Name)


                  -------------------------------------------------------------
                  (Street Address)


                  -------------------------------------------------------------
                  (City, State and Zip Code)

                     NOTICE OF EXERCISE OF REPURCHASE RIGHT


TO:      FOSTER WHEELER LTD.
         Perryville Corporate Park
         Clinton, New Jersey  08809-4000


          The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Foster Wheeler Ltd. (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (the principal amount of which is an integral multiple of $1,000) below designated, in accordance with the terms of the Indenture referred to in this Security, together with interest (including Additional Amounts, if any) accrued and unpaid to, but excluding, such date, to the registered holder hereof, in cash.


Dated:                             Your Name:
      ----------------------                 -----------------------------------
                                   (Print your name exactly as it appears on the face of this Security)

                                   Your Signature:
                                                  ------------------------------
                                   (Sign exactly as your name appears on the face of this Security)

                                   Signature Guarantee*:
                                                        ------------------------

                                   Social    Security    or    other    Taxpayer
                                   Identification Number:
                                                         -----------------------

     Principal amount to be converted (if less than all): $






____________________

     * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                 SCHEDULE OF EXCHANGES FOR PHYSICAL SECURITIES1

          The following exchanges of a part of this Global Security for Physical Securities have been made:





                                                                             Principal Amount
                                                                             of this Global
                        Amount of decrease in     Amount of increase in      Security following        Signature of
                        Principal Amount of       Principal Amount of        such decrease             Authorized officer
   Date of Exchange     this Global Security      this Global Security       (or increase)             of Trustee
   ----------------     --------------------      --------------------       ----------------          ------------------














____________________

     1 This schedule should be included only if the Security is issued in global form.

     1/   Insert if the Security is a Global Security.

     2/   Insert if the Security is a Restricted Security.

     3/   Insert "Cede & Co." if the Security is a Global Security.